                               MUTUAL FUND TRUST

                                                         STATEMENT OF ADDITIONAL
                                                                     INFORMATION
                                                               DECEMBER 21, 2001
                                                        AS REVISED MARCH 6, 2002

                        JPMORGAN PRIME MONEY MARKET FUND
                   JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND
                    JPMORGAN TREASURY PLUS MONEY MARKET FUND
                       JPMORGAN FEDERAL MONEY MARKET FUND
            JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
                      JPMORGAN TAX FREE MONEY MARKET FUND
                 JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND
                  JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
December 21, 2001 and March 6, 2002 offering shares of the Funds. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Additionally, this Statement of Additional included in the Shareholder Reports relating to the Funds listed above dated August 31, 2001. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P.Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

Select Class Shares, Morgan         Institutional Class Shares:
Shares, Class B Shares, Class C
Shares, Premier Shares, Agency
Shares and Reserve Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

                                                                      SAI-MM-302

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    4
Performance Information...........................   18
Net Asset Value...................................   20
Purchases, Redemptions and Exchanges..............   22
Distributions; Tax Matters........................   23
Trustees..........................................   29
Officers..........................................   32
Codes of Ethics...................................   36
Adviser...........................................   36
Administrator.....................................   39
Distribution Plan.................................   40
Distributor.......................................   42
Shareholder Servicing Agents, Transfer Agent and
  Custodian.......................................   43
Independent Accountants...........................   45
Certain Regulatory Matters........................   45
Expenses..........................................   45
Description of Shares, Voting Rights and
  Liabilities.....................................   47
Financial Statements..............................   58
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1
Appendix C--Additional Information Concerning
  California Municipal Securities.................  C-1

                                   THE FUNDS

    Prime Money Market Fund, Federal Money Market Fund, Treasury Plus Money Market Fund, Tax Free Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, California Tax Free Money Market Fund, New York Tax Free Money Market Fund, and U.S. Government Money Market Fund (each a "Fund" and collectively, the "Money Market Funds" or "Funds") are series of Mutual Fund Trust (the "Trust"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. Each Fund is a separate series of the Trust. The Funds (other than the California Tax Free Money Market Fund) are diversified as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). To date, the Trustees of the Trust have authorized the issuance of classes of shares, and such classes are also publicly available, as follows:
Prime Money Market Fund--Class B, Class C, Morgan, Select, Premier, Agency, Institutional, Reserve and Cash Management; Federal Money Market Fund--Morgan, Premier, Agency and Institutional; Treasury Plus Money Market Fund--Morgan, Premier, Agency, Institutional and Reserve; Tax Free Money Market Fund--Morgan, Premier, Agency and Institutional; 100% U.S. Treasury Securities Money Market Fund--Morgan, Premier, Agency and Institutional; California Tax Free Money Market Fund--Morgan; New York Tax Free Money Market Fund--Morgan and Reserve; and U.S. Government Money Market Fund--Morgan, Premier, Agency and Institutional. The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares." The fiscal year-end of the Funds in the Trust is August 31.

    On December 4, 1992, the shareholders of each of the existing classes of Shares of Vista Global Money Market Fund and Vista U. S. Government Money Market Fund approved the reorganization of each of such Funds into newly-created series of Mutual Fund Group, effective January 1, 1993. Prior to such approvals, on December 4, 1992, the shareholders of each of the five existing series of Trinity Assets Trust (Trinity Money Market Fund, Trinity Government Fund, Trinity Bond Fund, Trinity Short-Term Bond Fund and Trinity Equity Fund) (collectively, the "Trinity Funds") approved the reorganization of each of the Trinity Funds into newly-created series of the Trust, effective January 1, 1993. Vista Global Money Market Fund and Trinity Money Market Fund were reorganized into classes of Shares of "Vista Worldwide Money Market Fund", which changed its name to "Vista Global Money Market Fund" as of December 31, 1992. Vista U. S. Government Money Market Fund and Trinity Government Fund were reorganized into classes of Shares of "Vista Government Cash Fund", which changed its name to "Vista U. S. Government Money Market Fund" as of December 31, 1992.

    On August 25, 1994, the shareholders of each of the existing classes of Shares of the Vista U. S. Government Money Market Fund, Vista Global Money Market Fund, Vista Prime Money Market Fund, Vista Tax Free Money Market Fund, Vista California Money Market Fund, Vista New York Tax Free Money Market Fund, and the Vista California Intermediate Tax Free Fund approved the reorganization of each of such Funds into newly-created series of Mutual Fund Trust, effective October 28, 1994. Prior to such approvals, each of such Funds were series of Mutual Fund Group, an affiliated investment company.

    On May 3, 1996, The U. S. Treasury Money Market Fund of The Hanover
Funds, Inc. ("Hanover") merged into the Treasury Plus Money Market Fund, The Government Money Market Fund of Hanover merged into the U. S. Government Money Market Fund, The Tax Free Money Market Fund of Hanover merged into the Tax Free Money Market Fund, The New York Tax Free Money Market Fund of Hanover merged into the New York Tax Free Money Market Fund, and The 100% U. S. Treasury Securities Money Market Fund of Hanover merged into the 100% U. S. Treasury Securities Money Market Fund. The foregoing mergers are referred to herein as the "Hanover Reorganization."

    Effective February 28, 2001, the following Funds were renamed with approval of the Board of Trustees of the Trust.

NEW NAME                                         FORMER NAME
--------                                         -----------
JPMorgan Prime Money Market Fund II              Chase Vista Prime Money Market Fund
JPMorgan Federal Money Market Fund II            Chase Vista Federal Money Market Fund
JPMorgan Treasury Plus Money Market Fund         Chase Vista Treasury Plus Money Market Fund
JPMorgan Tax Free Money Market Fund              Chase Vista Tax Free Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money     Chase Vista 100% U.S. Treasury Securities
  Market Fund                                    Money Market Fund
JPMorgan U.S. Government Money Market Fund       Chase Vista U.S. Government Money Market
                                                 Fund
JPMorgan California Tax Free Money Market Fund   Chase Vista California Tax Free Money
                                                 Market Fund
JPMorgan New York Tax Free Money Market Fund     Chase Vista New York Tax Free Money Market
                                                 Fund

    Effective September 7, 2001, the Trustees of the Trust approved the re-naming of the following Funds:

NEW NAME                                         FORMER NAME
--------                                         -----------
JPMorgan Prime Money Market Fund                 JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund               JPMorgan Federal Money Market Fund II

    The Trustees provide broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM
(USA)" or the "Adviser") is the investment adviser for all the Funds. Prior to February 28, 2001, the investment adviser to the Funds was The Chase Manhattan Bank ("Chase").

    JPMorgan Chase Bank ("Morgan") serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with JPMFAM (USA) nor the Administrator.

    Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, J.P. Morgan Chase & Co. ("JPMorgan Chase"), an affiliate of the Adviser or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch, Inc. ("Fitch"), see Appendix B.

    The Money Market Funds invest only in U. S. dollar-denominated high-quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees.

    The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's structure, yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

                            MONEY MARKET INSTRUMENTS

    A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds (other than the Treasury Plus Money Market Fund and U.S. 100% Treasury Securities Money Market
Fund) may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

    FOREIGN GOVERNMENT OBLIGATIONS. The Prime Money Market Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. See "Foreign Investments." These securities must be denominated in the U.S. dollar.

    BANK OBLIGATIONS. The Tax Free Money Market Fund, California Tax Free Money Market Fund, New York Tax Free Money Market Fund (each a Tax Free Money Market Fund and collectively, the "Tax Free Funds") and Prime Money Market Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Prime Money Market Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Prime Money Market Fund, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. The Prime Money Market Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Adviser, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Prime Money Market Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Prime Money Market Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Prime Money Market Fund to be liquid because they are payable upon demand. The Prime Money Market Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    ASSET-BACKED SECURITIES. The Prime Money Market Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products will not be deemed to be leverage for purposed of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there maybe no active trading market for structured products.

    REPURCHASE AGREEMENTS. Each of the Funds (other than the Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund) may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines approved. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. Each Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    OTHER DEBT SECURITIES. The Prime Money Market Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.

                              FOREIGN INVESTMENTS

    The Prime Money Market Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies.

    Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

                             MUNICIPAL OBLIGATIONS

    The Prime Money Market Fund and Tax Free Funds may invest in Municipal Obligations. The Prime Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

    Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax ("AMT"). Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Tax Free Funds. Investments by the Tax Free Funds will be made in unrated Municipal Obligations only if they are determined to be of comparable quality to permissable rated investments on the basis of the Adviser's credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High Quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that Municipal Obligations which are backed by the credit of the U. S. Government will be considered to have a rating equivalent to Moody's Aaa.

    If, subsequent to purchase by the Tax Free Funds, (a) an issue of rated Municipal Obligations ceases to be rated in the highest short-term rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Board of Trustees determines that it is no longer of comparable quality or (b) a Money Market Fund's Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Fund's Board is subsequently notified of the Adviser's actions.

    MUNICIPAL BONDS. The Prime Money Market Fund and Tax Free Funds may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentality's. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities. The Prime Money Market Fund may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    The Tax Free Funds may also invest in industrial development bonds that are backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Funds may not invest more than 25% of the value of their total assets in such bonds if the issuers are in the same industry.

    MUNICIPAL NOTES. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    MUNICIPAL LEASE OBLIGATIONS. The Tax Free Funds may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Tax Free Funds may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Each Fund will limit its investments in non-appropriation leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with Morgan, the Custodian (see "Shareholder Servicing Agents, Transfer Agent and Custodian") a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be

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in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreement and securities lending) are limited in the aggregate and may not exceed 30% of the Funds' total assets.

    LOANS OF PORTFOLIO SECURITIES. Each Fund, (other than the Tax Free Funds) may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to each Fund with respect to borrowers of its portfolio securities are similar to the risks to each Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Funds will not lend their securities to any officer, Trustee, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreement and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

    FORWARD COMMITMENTS. The Prime Money Market Fund and Tax Free Money Market Funds may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to the Tax Free Funds, short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by investors in the Tax Free Funds, are not exempt from federal, state or local taxation. Forward commitments involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral in completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

    STAND-BY COMMITMENTS. When a Fund purchases securities it may also enter into put transactions, including those referred to as stand-by commitments, with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price within a specified period prior to its maturity date and entitles a Fund to same day settlement and to receive an exercise price equal to the amortized cost of the underline security plus accrued interest, if any at time of exercise. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    The amount payable to a Money Market Fund upon its exercise of a stand-by commitment with respect to a Municipal Obligation normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, a Money Market Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

    The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Money Market Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealer.

    FLOATING AND VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. Each Fund other than the Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may invest in floating and variable rate securities. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The floating or variable rate demand instruments in which the Funds may invest are payable on demand on not more than seven calendar days' notice.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

    The Board of Trustees may determine that an unrated floating or variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet a Fund's high quality criteria. If an instrument is ever deemed to fall below a Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.

    The securities in which the Tax Free Funds and the Prime Money Market Fund may invest include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"), and, in the case of the Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate Municipal Obligations is tax exempt. Participation Certificates will only be purchased by the Tax Free Funds if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to a Money Market Fund, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. With respect to the Income Funds, if variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

    TENDER OPTION FLOATING OR VARIABLE RATE CERTIFICATES. The Money Market Funds may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

    ZERO COUPON AND STRIPPED OBLIGATIONS. Each Fund may invest up to 20% of its total assets in such stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. Prime Money Market Fund and Tax Free Funds may also invest in zero coupon obligations. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

    CUSTODIAL RECEIPTS. The Prime Money Market Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain

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U. S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U. S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

    FUNDING AGREEMENTS. The Prime Money Market Fund and Tax Free Money Market Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser. Funding agreements generally will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there generally is no active secondary market for these investments, a funding agreement may be deemed to be illiquid.

    TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, each Tax Free Fund may invest without limitation in high quality taxable money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

    ILLIQUID INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. The Prime Money Market Fund and Tax Free Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire any illiquid holdings if, as a result thereof, more than 10% of a Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as the Prime Money Market Fund's investments in private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Funds. The price the Funds pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Prime Money Market Fund and Tax Free Money Market Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentality's, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    At the time any of the Funds invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by

Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion.

    PRIME MONEY MARKET FUND. In order to achieve its investment objective and maintain a stable net asset value, the Prime Money Market Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

    In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Fund of securities (other than U.S. Government securities) that are unrated; (ii) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 60 days and to invest only in securities with a remaining maturity of not more than 397 days; and (iii) require the Fund, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

    TREASURY PLUS MONEY MARKET FUND. In order to maintain a stable net asset value, the Treasury Securities Money Market Fund will invest at least 65% of its total assets in direct debt securities of the U.S. Treasury, including Treasury bills, notes and bonds, and related repurchase agreement transactions, each having a remaining maturity of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 60 days.

    FEDERAL MONEY MARKET FUND. In order to achieve its investment objective and maintain a stable net asset value, the Federal Money Market Fund will limit its investments to direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and certain U.S. Government agency securities with remaining maturities of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

    TAX FREE MONEY MARKET FUND. In order to attain its objective of maintaining a stable net asset value, the Funds will limit its investments by investing 80% of its net assets in municipal obligations and 20% in securities subject to federal income tax or the federal alternative minimum tax for individuals with remaining maturities of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

    100% TREASURY SECURITIES MONEY MARKET FUND. In order to maintain a stable net asset value, the 100% Treasury Securities Money Market Fund will limit its investments to direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and related repurchase agreement transactions, each having a remaining maturity of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

    CALIFORNIA TAX FREE MONEY MARKET FUND. In order to achieve its investment objective and maintain a stable net asset value, California Tax Free Money Market Fund will limit its investments by investing 65% of its net assets in California municipal obligations and 20% in securities subject to federal income tax or the federal alternative minimum tax for individuals with remaining maturities of not more than thirteen months at this time of purchase and will maintain a dollar-weighted average portfolio maturities of not more than 90 days.

    NEW YORK TAX FREE MONEY MARKET FUND. In order to achieve its investment objective and maintain a stable net asset value, New York Tax Free Money Market Fund will limit its investments by investing 65% of its net assets in New York municipal obligations and 20% in securities subject to federal income tax or the federal alternative minimum tax for individuals with remaining maturities of not more than thirteen months at this time of purchase and will maintain a dollar-weighted average portfolio maturities of not more than 90 days.

    U.S. GOVERNMENT MONEY MARKET FUND. In order to achieve its investment objective and maintain a stable net asset value, the U.S. Government Money Market Fund will limit its investments to direct obligations issued or guaranteed by the U.S. Treasury or agencies or authorities of the U.S. Government and repurchase agreement transactions, each having a remaining maturity of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 60 days.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by the Trustees a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

    Each Fund:

        (1) May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

        (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U. S. banks; and (ii) Tax Free Money Market Fund, California Tax Free Money Market Fund and New York Tax Free Money Market Fund may invest more than 25% of its respective assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates;

        (4) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) May not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and

    (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participators are considered to be debt instruments for purpose of investment restrict (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

        (1) Each Fund other than the Tax Free Money Market Fund, California Tax Free Money Market Fund and New York Tax Free Money Market Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U. S. Government, its agencies and instrumentalities); the Tax Free Money Market Fund, California Tax Free Money Market Fund and New York Tax Free Money Market Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 10% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

    The investment objective of each Fund is non-fundamental.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values (in the case of the Income Funds) of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The Adviser, Shareholder Servicing Agents, the Administrator, J.P. Morgan Fund Distributors, Inc. (the "Distributor") and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Total annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                                YIELD QUOTATIONS

    Any current "yield" for a class of shares of a Money Market Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one Share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation for a class of shares of a Money Market Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. A portion of the Tax Free Money Market Fund's income used in calculating such yields may be taxable.

    Any taxable equivalent yield quotation of a class of shares of the Tax Free Funds shall be calculated as follows. If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation (as determined in accordance with the appropriate calculation described above) divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

                                                                EFFECTIVE
                                                                COMPOUND
                                                CURRENT        ANNUALIZED
                                              ANNUALIZED       YIELD AS OF
                                          YIELD AS OF 8/31/01    8/31/01
                                          -------------------  -----------
Prime Money Market Fund
    B Shares                                     2.61%            2.64%
    C Shares                                     2.61%            2.64%
    Morgan Shares                                3.26%            3.31%
    Premier Shares                               3.40%            3.46%
    Agency Shares                                3.59%            3.65%
    Reserve Shares                               3.07%            3.12%
Federal Money Market Fund
    Morgan Shares                                3.14%            3.19%
    Premier/Select Shares                        3.36%            3.41%
    Agency Shares                                3.58%            3.64%
Treasury Plus Money Market Fund
    Morgan Shares                                3.00%            3.05%
    Premier Shares                               3.14%            3.19%
    Agency Shares                                3.34%            3.40%
100% Treasury Securities Money Market
  Fund
    Morgan Shares                                3.00%            3.05%
    Premier Shares                               3.11%            3.16%
    Agency Shares                                3.34%            3.39%
U.S. Government Money Market Fund
    Morgan Shares                                3.15%            3.20%
    Premier Shares                               3.29%            3.35%
    Agency Shares                                3.48%            3.54%

                                                  EFFECTIVE    ANNUALIZED
                                      CURRENT     COMPOUND        TAX
                                     ANNUALIZED  ANNUALIZED    EQUIVALENT
                                      YIELD AS   YIELD AS OF  YIELD* AS OF
                                     OF 8/31/01    8/31/01      8/31/01
                                     ----------  -----------  ------------
Tax Free Money Market Fund
    Morgan Shares                       1.83%       1.85%         3.00%
    Premier Shares                      1.94%       1.96%         3.19%
    Agency Shares                       2.16%       2.18%         3.55%
California Tax Free Money Market
  Fund
    Morgan Shares                       1.74%       1.76%         3.15%
New York Tax Free Money Market Fund
    Morgan Shares                       1.65%       1.66%         3.03%
    Reserve Shares                      1.52%       1.53%         2.79%

  * The tax equivalent yields assume a federal income tax rate of 39.18% for the Tax Free Money Market Fund, a combined New York State, New York City and federal income tax rate of 45.60% for the New York Tax Free Money Market Fund and a combined California State and federal income tax fate of 44.76% for the California Tax Free Money Market Fund.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time stated in each Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each class of a Fund is equal to the value of the class's pro rata portion of a Fund's investments less a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager,material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. DST Systems, Inc. ("DST" or the "Transfer Agent"), the Funds' transfer agent, may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor can buy shares of a Fund three ways: (i) through an investment representative or service organization; (ii) through the Funds' Distributor by calling the JPMorgan Service Center; or (iii) through the Systematic Investment Plan, depending upon what type of class of shares. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    In accordance with section 22(e) of the 1940 Act, the Trust, on behalf of a Fund, and the portfolio reserves the right to postpone the date of payment upon redemption for more than one day for the Prime Money Market Fund and for more than seven days for the Treasury and Federal Money Market Funds or suspend the right of redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation,
(ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may by order permit for the protection of the Fund shareholders.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time. The Funds reserve the right to limit the number of exchanges or to refuse an exchange and the Exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Money Market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the other JPMorgan Funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any contingent deferred sales charge ("CDSC") the investor pays.

    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution form an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan;
(iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

    Class B Shares of the Prime Money Market Fund automatically convert to Morgan Shares (and thus are then subject to the lower expenses borne by Morgan Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional
Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Morgan Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds).

    At the time of the conversion the net asset value per share of the Morgan Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income and any net tax-exempt from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U. S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    If a Fund engages in hedging or derivatives transactions involving foreign currencies, forward contracts, options and/or futures contracts (including options, futures and forward contracts on foreign currencies) and short sales, such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigage the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expense incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                   EXCISE TAX ON REGULATED INVESTMENT COMPANY

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Each Tax Free Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax Free Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Tax Free Funds are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Tax Free Funds of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

    AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Tax Free Funds is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Tax Free Funds will likely be subject to tax on dividends paid by the Tax Free Funds which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

    Net investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U. S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the
U. S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other refunded or "exempt recipient." Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liability.

                          SALE OR REDEMPTION OF SHARES

    Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a Money Market Fund will do this. In such a case, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

    For federal income tax purposes, the following Money Markets Funds had capital loss carryforwards for the fiscal year ended August 31, 2001: Treasury Plus Money Market Fund, $35,980, all of which will expire in the year 2009; Tax Free Money Market Fund, $592,922, of which $336,447 will expire in the year 2002, $29,205 will expire 2003, $812 will expire in the year 2004, $28,042 will expire in the year 2006 and $198,416 will expire in the year 2009; California Tax Free Money Market Fund, $10,487, of which $8,932 will expire in the year 2004, $652 will expire 2005 and $903 will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is not "effectively connected" with a U. S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U. S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U. S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U. S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U. S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.
S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U. S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U. S. government securities (such as U. S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U. S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U. S. government securities unless the RIC holds at least a required amount of U. S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U. S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U. S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U. S. government securities. To the extent that a Fund invests to a substantial degree in U. S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U. S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U. S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                    TRUSTEES

    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
NAME (AGE);                                                              FUND COMPLEX
POSITIONS WITH                           PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                         DURING PAST 5 YEARS              TRUSTEE              OUTSIDE FUND COMPLEX
-----------------                    ------------------------------  --------------------  ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60); Trustee   Retired; Vice President &                77           None
  (2001)                             Treasurer of Ingersoll-Rand
                                     Company

Roland E. Eppley, Jr. (69);          Retired                                  77           Trustee of Janel
  Trustee (2001)                                                                           Hydraulics, Inc.
                                                                                           (1993-Present)

Ann Maynard Gray (56); Trustee       Retired; Vice-President of               77           Director of Duke Energy
  (2001)                             Capital Cities/ABC, Inc.                              Corporation (1997-Present);
                                     (1986-1998); President of                             Director of Elan Corporation
                                     Diversified Publishing Group                          Plc (2001-Present); Director
                                     (1991-1997)                                           of The Phoenix Companies
                                                                                           (2002)

Matt Healey (63); Trustee and        Retired; Chief Executive                 77           None
  President of the Board of Trustee  Officer of certain trust in
  (1996)                             J.P. Morgan funds (1982-2001)

Fergus Reid, III (69); Chairman of   Chairman & Chief Executive               77           Trustee of Morgan Stanley
  the Board (2001)                   Officer of Lumelite                                   Funds (1995-Present)
                                     Corporation

James J. Schonbachler (59);          Retired; Managing Director of            77           Director of Jonathans Landing
  Trustee (2001)                     Bankers Trust Company                                 Golf Club, Inc. (2001-Present)
                                     (financial services)
                                     (1968-1998); Group Head and
                                     Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage
                                     Corp. (financial services)

H. Richard Vartabedian (66);         Investment Management                    77           None
  Trustee (2001)                     Consultant

INTERESTED TRUSTEE

Leonard M. Spalding (66); Trustee    Retired; Chief Executive                 77           Director of Greenview Trust
  (2001)*                            Officer of Chase Mutual Funds                         Co.
                                     (1989-1998); President & Chief
                                     Executive Officer of Vista
                                     Capital Management (investment
                                     management); Chief Investment
                                     Executive of Chase Manhattan
                                     Private Bank (investment
                                     management)

  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment

Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures currently in place for doing such. The Governance Committee met once during the fiscal year end October 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:

                                             OWNERSHIP OF PRIME                  OWNERSHIP OF FEDERAL
NAME OF TRUSTEE                               MONEY MARKET FUND                    MONEY MARKET FUND
---------------                      -----------------------------------  -----------------------------------
William J. Armstrong                                None                                 None
Roland E. Eppley, Jr.                               None                                 None
Ann Maynard Gray                                    None                                 None
Matt Healey                                         None                             Over $100,000
Fergus Reid, III                                    None                                 None
James J. Schonbachler                         $10,000--$50,000                           None
Leonard M. Spalding                                 None                                 None
H. Richard Vartabedian                              None                                 None

                                            OWNERSHIP OF TREASURY
NAME OF TRUSTEE                            PLUS MONEY MARKET FUND
---------------                      -----------------------------------
William J. Armstrong                                None
Roland E. Eppley, Jr.                               None
Ann Maynard Gray                                    None
Matt Healey                                         None
Fergus Reid, III                                    None
James J. Schonbachler                               None
Leonard M. Spalding                                 None
H. Richard Vartabedian                              None

                                                                                OWNERSHIP OF 100% U.S.
                                            OWNERSHIP OF TAX FREE                 TREASURY SECURITIES
NAME OF TRUSTEE                               MONEY MARKET FUND                    MONEY MARKET FUND
---------------                      -----------------------------------  -----------------------------------
William J. Armstrong                                None                             Over $100,000
Roland E. Eppley, Jr.                               None                                 None
Ann Maynard Gray                                    None                                 None
Matt Healey                                     Over $100,000                            None
Fergus Reid, III                                    None                                 None
James J. Schonbachler                               None                                 None
Leonard M. Spalding                                 None                                 None
H. Richard Vartabedian                          Over $100,000                            None

                                           OWNERSHIP OF 100% U.S.
                                             TREASURY SECURITIES
NAME OF TRUSTEE                               MONEY MARKET FUND
---------------                      -----------------------------------
William J. Armstrong                                None
Roland E. Eppley, Jr.                               None
Ann Maynard Gray                                    None
Matt Healey                                         None
Fergus Reid, III                                    None
James J. Schonbachler                               None
Leonard M. Spalding                                 None
H. Richard Vartabedian                              None

                                            OWNERSHIP OF TREASURY                OWNERSHIP OF TAX FREE
NAME OF TRUSTEE                            PLUS MONEY MARKET FUND                  MONEY MARKET FUND
---------------                      -----------------------------------  -----------------------------------
William J. Armstrong                                None                                 None
Roland E. Eppley, Jr.                               None                                 None
Ann Maynard Gray                                    None                                 None
Matt Healey                                         None                                 None
Fergus Reid, III                                    None                                 None
James J. Schonbachler                               None                                 None
Leonard M. Spalding                                 None                                 None
H. Richard Vartabedian                              None                                 None

                                           OWNERSHIP OF 100% U.S.
                                             TREASURY SECURITIES
NAME OF TRUSTEE                               MONEY MARKET FUND
---------------                      -----------------------------------
William J. Armstrong                                None
Roland E. Eppley, Jr.                               None
Ann Maynard Gray                                    None
Matt Healey                                         None
Fergus Reid, III                                    None
James J. Schonbachler                               None
Leonard M. Spalding                                 None
H. Richard Vartabedian                              None

                                          OWNERSHIP OF NEW YORK TAX           OWNERSHIP OF CALIFORNIA TAX
NAME OF TRUSTEE                            FREE MONEY MARKET FUND               FREE MONEY MARKET FUND
---------------                      -----------------------------------  -----------------------------------
William J. Armstrong                                None                                 None
Roland E. Eppley, Jr.                               None                                 None
Ann Maynard Gray                                    None                                 None
Matt Healey                                         None                                 None
Fergus Reid, III                                    None                                 None
James J. Schonbachler                               None                                 None
Leonard M. Spalding                                 None                                 None
H. Richard Vartabedian                              None                                 None

                                         AGGREGATE OWNERSHIP OF ALL
NAME OF TRUSTEE                             FUNDS IN THE COMPLEX
---------------                      -----------------------------------
William J. Armstrong                            Over $100,000
Roland E. Eppley, Jr.                           Over $100,000
Ann Maynard Gray                              $10,000--$50,000
Matt Healey                                     Over $100,000
Fergus Reid, III                                Over $100,000
James J. Schonbachler                         $50,000--$100,000
Leonard M. Spalding                             Over $100,000
H. Richard Vartabedian                          Over $100,000

   As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectely controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:

            AGGREGATE TRUSTEE COMPENSATION PAID BY THE TRUST DURING 2001

                             100% U.S.  CALIFORNIA            NEW YORK
                             TREASURY    TAX FREE   FEDERAL   TAX FREE   PRIME
                             ---------  ----------  --------  --------  --------
  William J. Armstrong,
    Trustee                   $ 7,365      $122      $4,419    $2,962   $ 53,739
  Roland R. Eppley, Jr.,
    Trustee                   $ 7,451      $124      $4,449    $2,995   $ 54,205
  Ann Maynard Gray, Trustee   $ 2,338      $ 40      $2,199    $1,005   $ 23,436
  Matthew Healey, Trustee
    and President
    of the Board of
    Trustees (2)              $ 3,118      $ 54      $3,119    $1,340   $ 32,451
  Fergus Reid, III, Trustee
    and Chairman
    of the Board of
    Trustees                  $17,018      $283      $9,767    $6,819   $120,816
  James J. Schonbachler,
    Trustee                   $ 2,338      $ 40      $2,199    $1,005   $ 23,436
  Leonard M. Spalding, Jr.,
    Trustee *                 $   473      $  8      $  524    $  181   $  5,585
  H. Richard Vartabedian,
    Trustee                   $10,872      $181      $6,244    $4,357   $ 77,225

                                                                PENSION OR
                                                                RETIREMENT
                                                                 BENEFITS              TOTAL
                                                                 ACCRUED           COMPENSATION
                                     TREASURY     U.S.            BY THE             PAID FROM
                           TAX FREE    PLUS    GOVERNMENT    "FUND COMPLEX"**    "FUND COMPLEX"(1)
                           --------  --------  -----------  ------------------  -------------------
William J. Armstrong,
  Trustee                   $4,204    $3,943     $11,346         $30,616             $106,500
Roland R. Eppley, Jr.,
  Trustee                   $4,232    $3,987     $11,484         $44,137             $107,500
Ann Maynard Gray, Trustee   $2,009    $1,376     $ 3,819             N/A             $100,000
Matthew Healey, Trustee
  and President
  of the Board of
  Trustees (2)              $2,858    $1,896     $ 5,092             N/A             $116,665
Fergus Reid, III, Trustee
  and Chairman
  of the Board of
  Trustees                  $9,312    $9,009     $26,175         $85,527             $240,415
James J. Schonbachler,
  Trustee                   $2,009    $1,376     $ 3,819             N/A             $100,000
Leonard M. Spalding, Jr.,
  Trustee *                 $  503    $  301     $   739         $27,891             $102,000
H. Richard Vartabedian,
  Trustee                   $5,953    $5,756     $16,722         $66,879             $153,865

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of JPMorgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,000, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each eligible Trustee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
George Gatch (39),                   Managing Director, J.P. Morgan           82           None
President (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; he
                                     has held numerous positions
                                     throughout the firm in
                                     business management, marketing
                                     and sales.

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
David Wezdenko (38),                 Vice President, J.P. Morgan              82           None
Treasurer (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Operating Officer for J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, he has held numerous
                                     financial and operation
                                     related positions supporting
                                     the J.P. Morgan pooling funds
                                     business.

Sharon Weinberg (42),                Vice President, J.P. Morgan              82           None
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     Business and Product Strategy
                                     for J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, she has held numerous
                                     positions through out the
                                     asset management business in
                                     mutual funds marketing, legal
                                     and product development.

Michael Moran (32),                  Vice President, J.P. Morgan              82           None
Vice President (2001)                Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Financial Officer of J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business

Stephen Ungerman (48),               Vice President, J.P. Morgan              82           None
Vice President and Assistant (2001)  Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     the Fund Service Group within
                                     Fund Administration; prior to
                                     J.P. Morgan Chase in 2000, he
                                     held a number of senior
                                     management positions in
                                     Prudential Insurance Co. of
                                     America's asset management
                                     business, including Assistant
                                     General counsel, Tax Director,
                                     and Co-head of Fund
                                     Administration Department;
                                     Mr. Ungerman was also the
                                     Assistant Treasurer of all
                                     mutual funds managed by
                                     Prudential.

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
Judy R. Bartlett (36),               Vice President and Assistant             82           None
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2000; from August
                                     1998 through August 2000,
                                     Ms. Bartlett was an attorney
                                     at New York Life Insurance
                                     Company where she served as
                                     Assistant Secretary for the
                                     Mainstay Funds; from October
                                     1995 through July 1998,
                                     Ms. Bartlett was an associate
                                     at the law firm of Wilkie
                                     Far & Gallagher.

Joseph J. Bertini (36),              Vice President and Assistant             82           None
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; prior
                                     to October of 1997, he was an
                                     attorney in the Mutual Fund
                                     Group at SunAmerica Asset
                                     Management Inc.

Paul M. DeRusso (47),                Vice President, J.P. Morgan              82           None
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Manager
                                     of the Budgeting and Expense
                                     Group of Funds Administration
                                     Group.

Lai Ming Fung (27),                  Associate, J.P. Morgan                   82           None
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Budgeting Analyst for the
                                     Budgeting and Expense Group of
                                     Funds Administration Group.

Mary Squires (47),                   Vice President, J.P. Morgan              82           None
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Ms. Squires has held numerous
                                     financial and operations
                                     positions supporting the J.P.
                                     Morgan Chase organization
                                     complex.

Nimish S. Bhatt (38),                Senior Vice President of the             82           Treasurer & Principal
Assistant Treasurer (2001)*          Fund Administration and                               Accounting Officer of BNY
                                     Financial Services of BISYS                           Hamilton Funds, Inc.,
                                     Investment Services, Inc.,                            Treasurer of Summit Investment
                                     since November 2000; various                          Trust and Principal Financial
                                     positions held within BISYS                           and Accounting Officer and
                                     prior to 1996, including Vice                         Comptroller of Variable
                                     President and Director of                             Insurance Funds
                                     International Operation, Vice
                                     President of Financial
                                     Administration and Vice
                                     President of Tax.

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
Arthur A. Jensen (35),               Vice President of Financial              82           None
Assistant Treasurer (2001) *         Services of BISYS Investment
                                     Services, Inc., since June
                                     2001; formerly
                                     Section Manager at Northern
                                     Trust Company and Accounting
                                     Supervisor at Allstate
                                     Insurance Company.

Martin R. Dean (38),                 Vice President of                        82           Secretary of Eureka Funds
Assistant Treasurer (2001)*          Administration Services of
                                     BISYS Investment Services,
                                     Inc.

Alaina Metz (34),                    Chief Administrative Officer             82           Assistant Secretary of Old
Assistant Secretary (2001)*          of BISYS Fund Services, Inc.;                         National Fund, Assistant
                                     formerly, Supervisor of the                           Secretary of 1st Source
                                     Blue Sky Department of                                Monogram Funds, Assistant
                                     Alliance Capital Management                           Secretary of Alpine Equity
                                     L.P.                                                  Trust, Assistant Secretary of
                                                                                           Ambassador Funds, Assistant
                                                                                           Secretary of American
                                                                                           Independence Funds Trust,
                                                                                           Assistant Secretary of
                                                                                           American Performance,
                                                                                           Assistant Secretary of AmSouth
                                                                                           Funds, Assistant Clerk of Barr
                                                                                           Rosenberg Series Trust,
                                                                                           Chairman of Barr Rosenberg
                                                                                           Variable Insurance Trust,
                                                                                           Assistant Secretary of BB&T
                                                                                           Funds, Assistant Secretary of
                                                                                           BNY Hamilton Funds, Inc.,
                                                                                           Assistant Secretary of Brenton
                                                                                           Mutual Funds, Assistant
                                                                                           Secretary of Citizens Funds,
                                                                                           Assistant Secretary of Counter
                                                                                           Bond Fund, Assistant Secretary
                                                                                           of Empire Builder Tax Free
                                                                                           Bond Fund, Assistant Secretary
                                                                                           of Eureka Funds, Assistant
                                                                                           Secretary of Gartmore Mutual
                                                                                           Funds (GMF), Assistant
                                                                                           Secretary of Gartmore Variable
                                                                                           Insurance Trust (GVIT),
                                                                                           Assistant Secretary of
                                                                                           Governor Funds, Assistant
                                                                                           Secretary of Hirtle Callaghan
                                                                                           Trust, Assistant Secretary of
                                                                                           HSBC Advisor Funds Trust
                                                                                           (Class Y - Onshore Feeder
                                                                                           Funds), Assistant Secretary of
                                                                                           HSBC Family of Funds,
                                                                                           Assistant Secretary of HSBC
                                                                                           Investor Funds, Assistant
                                                                                           Secretary of Kensington Funds,
                                                                                           Assistant Secretary of Kent
                                                                                           Funds, Chairman of LEADER
                                                                                           Mutual Funds, Assistant
                                                                                           Secretary of Metamarkets.com,
                                                                                           Assistant Secretary of Meyers
                                                                                           Investment Trust, Assistant
                                                                                           Secretary of MMA Praxis Mutual
                                                                                           Funds, Assistant Secretary of
                                                                                           Nationwide Asset Allocation
                                                                                           Trust (NAAT), Assistant
                                                                                           Secretary of Oak Value,
                                                                                           Assistant Secretary of Old
                                                                                           Westbury Funds, Assistant

            NAME (AGE),                                                   NUMBER OF
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS          PORTFOLIOS IN           OTHER POSITIONS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS            FUND COMPLEX           OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
                                                                                           Secretary of One Group Mutual
                                                                                           Funds, Vice President of
                                                                                           Pacific Capital Funds,
                                                                                           Chairman of RBC Funds,
                                                                                           Assistant Secretary of Shay -
                                                                                           Asset Management Fund,
                                                                                           Assistant Secretary of Shay -
                                                                                           Institutional Investors
                                                                                           Capital Appreciation Fund,
                                                                                           Inc., Assistant Secretary of
                                                                                           Shay - M.S.B. Fund, Inc.,
                                                                                           Assistant Secretary of Summit
                                                                                           Investment Trust, Assistant
                                                                                           Secretary of The Shelby Funds,
                                                                                           Assistant Secretary of United
                                                                                           American Cash Reserves,
                                                                                           Assistant Secretary of
                                                                                           USAllianz Funds, Assistant
                                                                                           Secretary of USAllianz
                                                                                           Variable Insurance Products
                                                                                           Trust, Assistant Secretary of
                                                                                           UST of Boston, Assistant
                                                                                           Secretary of Valiant Fund,
                                                                                           Assistant Secretary of Van
                                                                                           Ness Funds, Secretary of
                                                                                           Variable Insurance Funds,
                                                                                           Assistant Secretary of Victory
                                                                                           Portfolios, Assistant
                                                                                           Secretary of Victory Variable
                                                                                           Insurance and Assistant
                                                                                           Secretary of Willamette Funds

Lisa Hurley (46),                    Executive Vice President and             82           None
Assistant Secretary (2001)**         General Counsel of BISYS Fund
                                     Services, Inc.; formerly
                                     Counsel to Moore Capital
                                     Management and General Counsel
                                     to Global Asset Management and
                                     Northstar Investments
                                     Management.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2002, the officers and Trustees as a group owned less than 1% of any class of shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                                    ADVISER

    Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), JPMFAM (USA) acts as investment adviser of the Funds providing investment advice and supervision. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Adviser to the Funds furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Prior to February 28, 2001, The Chase Manhattan Bank was the adviser to the Funds. Chase Fleming Asset Management was the sub-adviser and handled the day to day management of the Funds.

    Under the Advisory Agreement the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. Each Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    Each of the Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the applicable Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.

    In approving the Advisory Agreement, the Board of Trustees of each Fund focused primarily on the nature, quality and scope of the operations and services provided by the Adviser to each Fund and comparative fee information concerning other investment companies with similar investment objectives and policies. Each Fund's Board of Trustees compared the terms of the Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to the Adviser of its relationship with each Fund. In addition, each Fund's Board of Trustees considered the commitment of the Adviser to maintain the services provided to the Fund, and met with representatives of the Adviser to discuss the financial condition of the Adviser and the Adviser's intentions with respect to the management of the Funds. In addition to the foregoing primary considerations, each Fund's Board of Trustees considered whether there were any conditions likely to affect the ability of the Adviser to retain and attract qualified personnel to manage the Funds. Each Fund's Board of Trustees requested and reviewed, with the assistance of its own legal counsel, materials furnished by the Adviser. These materials included financial statements as well as other written information regarding the Adviser and its personnel, operations and financial condition. In connection with these considerations, the Board considered possible alternatives to approval of the Advisory Agreement.

    The Board of Trustees of each Fund concluded that each Advisory Agreement enabled the applicable Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of each agreement was in the best interest of the Fund and its shareholders.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities law or regulations thereunder of any state in which the shares of the Funds are qualified for sale as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    JPMFAM (USA), a wholly-owned subsidiary of JPMorgan Chase, is registered with the Securities and Exchange Commission as an investment adviser. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM (USA) is located at 522 Fifth Avenue, New York, New York, 10036.

    In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to annual of 0.10% of a Fund's average daily net assets specified in the relevant Prospectuses. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

    For the most recent fiscal years end indicated below, JPMFAM (USA) was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period.

                                      8/31/99      8/31/00      8/31/01
                                     ----------  -----------  -----------
Prime Money Market Fund
  Paid or Accrued                    $7,769,214  $10,632,595  $26,821,212
  Waived                                     --           --           --
Federal Money Market Fund
  Paid or Accrued                     1,034,981    1,135,618    1,766,920
  Waived                                     --           --           --
Treasury Plus Money Market Fund
  Paid or Accrued                     2,850,010    2,714,066    2,583,023
  Waived                                     --           --           --
100% Treasury Securities Money
  Market Fund
  Paid or Accrued                     4,439,996    4,307,765    5,353,344
  Waived                                     --           --           --
U.S. Government Money Market Fund
  Paid or Accrued                     7,265,199    7,316,000    8,216,031
  Waived                                     --           --           --
Tax Free Money Market Fund
  Paid or Accrued                     1,317,375    1,565,165    1,842,375
  Waived                                     --           --           --
California Tax Free Money Market
  Fund
  Paid or Accrued                        46,278       63,246       88,914
  Waived                                (46,278)     (43,687)          --
New York Tax Free Money Market
  Paid or Accrued                     1,445,267    1,664,099    2,136,302
  Waived                                     --           --           --

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan serves as administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Morgan was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940s Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Morgan or its directors, officers, or employees shall be liable for any error of judgment or mistake of law for any act of omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each Money Market Fund's average daily net assets of up to $100 billion on an annualized basis for the Fund's then-current fiscal year plus 0.05% of the average net assets over $100 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    For the most recent fiscal years end indicated below, Morgan was paid or accrued administration fees, and voluntarily waived the amounts in parentheses for the following Funds:

                                      8/31/99     8/31/00      8/31/01
                                     ----------  ----------  -----------
Prime Money Market Fund
  Paid or Accrued                    $3,884,607  $5,316,298  $13,410,606
  Waived                                     --          --           --
Federal Money Market Fund
  Paid or Accrued                       517,491     567,813      883,460
  Waived                                     --          --           --
Treasury Plus Money Market Fund
  Paid or Accrued                     1,425,005   1,357,033    1,291,511
  Waived                                     --          --           --
Tax Free Money Market Fund
  Paid or Accrued                       658,688     782,598      921,188
  Waived                                     --          --           --
100% Treasury Securities Money
  Market Fund
  Paid or Accrued                     2,219,998   2,153,883    2,676,672
  Waived                                     --          --           --
U.S. Government Money Market Fund
  Paid or Accrued                     3,632,559   3,658,256    4,108,016
  Waived                                     --          --           --
California Tax Free Money Market
  Fund
  Paid or Accrued                        23,139      31,622       44,457
  Waived                                     --          --           --
New York Tax Free Money Market Fund
  Paid or Accrued                       722,634     832,057    1,068,154
  Waived                                     --          --           --

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Cash Management, Class B and Class C Shares of the Prime Money Market Fund, the Morgan Shares of the Money Market Funds (except the Prime Money Market Fund) and the Reserve Shares of the Prime Money Market Fund, Treasury Plus Money Market and New York Tax Free Money Market Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class B Shares or 0.75% annualized of the average net asset value of Class C Shares maintained in a Fund by such broker-dealers' customers. With respect to Cash Management Shares of Prime Money

Market Fund, will compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.50% annualized of the average net asset value. With respect to Reserve Shares of Prime Money Market Fund, Treasury Plus Money Market Fund and New York Tax Free Money Market Fund will compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value. For Class B and Class C Shares, trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. For other classes of shares, such commissions will generally be paid beginning at the time of initial purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum 0.75% of average daily net assets, the fee will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). However, no class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    The Institutional Shares of the Money Market Funds have no distribution plan. There is no distribution plan for Premier Shares and Agency Shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the fiscal year ended August 31, 2001, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts in parentheses following such fees with respect to the Shares of each Fund:

                                          PAID/ACCRUED    WAIVED
                                          ------------  -----------
Prime Money Market Fund
  B Shares                                 $  107,807            --
  C Shares                                 $    1,628            --
  Reserve Shares                           $    4,779   $    (4,779)
Federal Money Market Fund
  Morgan Shares                            $  637,036            --
  Reserve Shares                           $      423   $      (423)
Treasury Plus Money Market Fund
  Morgan Shares                            $1,386,138            --
Tax Free Money Market Fund
  Morgan Shares                            $  921,041            --

                                          PAID/ACCRUED    WAIVED
                                          ------------  -----------
100% U.S. Treasury Securities Money
  Market Fund
  Morgan Shares                            $3,926,388   $(3,023,319)
California Tax Free Money Market Fund
  Morgan Shares                            $   88,914   $   (40,806)
New York Tax Free Money Market Fund
  Morgan Shares                            $2,136,307   $(1,281,784)
  Reserve Shares                                   --            --
U.S. Government Money Market Fund
  Morgan Shares                            $3,938,961   $(1,413,275)
  Premier Shares                           $1,149,708   $  (823,320)

    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended August 31, 2001 were as follows:

Advertising and sales literature                    $1,442,278
Printing, production and mailing of prospectuses
  and shareholder reports to other than current
  shareholders                                      1,032,589
Compensation to dealers                               813,672
Compensation to sales personnel                       456,104
B share financing charges                             107,807
Equipment, supplies and other indirect
  distribution-related expenses                       717,140

    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly-owned subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority each Fund's outstanding shares as defined under "Additional Information", in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

    Under a prior Distribution and Sub Administration Agreement, dated
August 24, 1995, the Distributor also provided certain administration services. The table below sets forth for each Fund, the sub-administration fees paid or accrued to the Distributor, and voluntarily waived the amounts in parentheses under the previous arrangement for the fiscal years indicated:

FUND                                   8/31/99      8/31/00      8/31/01
----                                 -----------  -----------  -----------
Prime Money Market Fund
  Paid or Accrued                    $ 3,884,607  $ 5,316,298  $13,410,606
  Waived                                      --     (103,182)  (2,682,121)
Federal Money Market Fund
  Paid or Accrued                        517,491      567,813      883,460
  Waived                                      --           --           --
Treasury Plus Money Market Fund
  Paid or Accrued                      1,425,005    1,357,033    1,291,511
  Waived                                (883,470)  (1,085,630)  (1,033,209)
Tax Free Money Market Fund
  Paid or Accrued                        658,688      782,433      921,188
  Waived                                 (93,598)    (369,133)          --
100% Treasury Securities Money
  Market Fund
  Paid or Accrued                      2,219,998    2,153,883    2,676,672
  Waived                              (1,775,598)  (1,723,113)  (1,812,442)
U.S. Government Money Market Fund
  Paid or Accrued                      3,632,599    3,658,256    4,108,016
  Waived                                      --     (186,083)  (3,985,921)
California Tax Free Money Market
  Fund
  Paid or Accrued                         23,139       31,622       44,457
  Waived                                      --           --       (3,651)
New York Tax Free Money Market Fund
  Paid or Accrued                        722,634      832,056    1,068,154
  Waived                                (722,634)    (745,830)  (1,068,154)

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Shareholder Servicing Agreement") with Morgan (a "Shareholder Servicing Agent") to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Class B Shares, Class C Shares, Premier Shares, Select Shares, Cash Management and Reserve Shares of Prime Money Market and Treasury Plus Money Fund, a fee of 0.35% for the Morgan Shares and the Reserve Shares and a fee of 0.10% for the Institutional Shares and Agency Shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis for the most recent fiscal years end, were as follows:

                                   8/31/99                  8/31/00                   8/31/01
                           -----------------------  ------------------------  ------------------------
                             PAID/                     PAID/                     PAID/
                            ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
                           ----------  -----------  -----------  -----------  -----------  -----------
JPMorgan Prime Money
  Market Fund
  Morgan Shares            $  380,370  $  (138,642) $ 3,672,170  $  (181,026) $31,040,011  $         0
  Premier Shares            2,457,774     (408,608)   3,322,475     (496,433)   5,275,985     (486,419)
  Agency Shares             5,798,758   (4,615,353)   8,233,800   (5,797,649)  15,826,059   (8,839,377)
  B Shares                     58,849      (47,684)      54,111       (3,687)      35,936            0
  C Shares                        471           --        1,186           --          543            0
  Reserve Shares                   --           --           --           --        5,576       (5,576)
JPMorgan Federal Money
  Market Fund
  Morgan Shares             1,661,050     (363,304)   1,995,816     (279,759)   2,229,626     (182,558)
  Premier Shares              713,973           --      698,787           --      728,127            0
  Agency Shares               234,161     (206,517)     285,881     (206,476)     838,492     (577,248)
  Reserve Shares                   --           --           --           --          493         (493)
JPMorgan Treasury Plus
  Money Market Fund
  Morgan Shares            $5,373,186  $(1,078,231) $ 5,266,231  $(1,163,606) $ 4,851,482  $(1,039,999)
  Premier Shares              620,423      (30,514)     844,514      (61,629)     722,274      (49,547)
  Agency Shares               898,550     (437,527)     871,627     (542,937)     907,975     (530,424)
JPMorgan Tax Free Money
  Market Fund
  Morgan Shares             2,746,672   (1,000,326)   2,950,422   (1,084,670)   3,223,644   (1,035,729)
  Premier Shares              298,470      (10,480)     338,669       (8,841)     269,358       (3,179)
  Agency Shares               345,784     (343,502)     586,427     (583,598)     813,591     (696,827)
JPMorgan 100% U.S.
  Treasury Securities
  Money Market Fund
  Morgan Shares            12,151,590   (1,735,341)  11,758,097   (1,161,740)  13,742,359            0
  Premier Shares               78,128       (5,658)     182,261           --      328,527            0
  Agency Shares               766,951     (384,468)     875,412     (467,360)   1,295,545     (710,616)
JPMorgan California Tax
  Free Money Market Fund
  Morgan Shares               161,973     (112,997)     221,361     (136,507)     311,198     (188,037)
JPMorgan New York Tax
  Free Money Market Fund
  Morgan Shares             5,058,436           --    5,824,380           --    7,477,075            0
  Reserve Shares                   --           --           --           --           --           --
JPMorgan U.S. Government
  Money Market Fund
  Morgan Shares            11,570,394    3,300,442   12,460,320   (3,421,032)  13,786,362     (301,748)
  Premier Shares            2,673,117   (1,009,497)   2,803,517     (980,709)   2,874,269      (96,075)
  Agency Shares             2,421,472   (1,636,525)   2,634,986   (1,657,125)   3,127,363     (402,991)

   Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with Morgan, Morgan may aggregate investments in the JPMorgan Funds with balances held in Morgan bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Morgan and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    The Trust has also entered into a Transfer Agency Agreement with DST pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, The Bank of New York ("BONY") acts as the custodian of the assets of each Fund for which BONY receives such compensation as is from time to time agreed upon by the Trust and BONY. As custodian, BONY provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. BONY is located at One Wall Street, New York, NY 10286. Prior to September 7, 2001, Morgan was the Funds' custodian and fund accounting agent. For additional information, see the Prospectuses.

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Morgan and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Morgan and its affiliates deal, trade and invest for their own accounts in U. S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U. S. Government obligations and municipal obligations. Morgan and its affiliates may sell U. S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Morgan will not invest any Fund assets in any U. S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Morgan or an affiliate is a non-principal member. This restriction my limit the amount or type of U. S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Morgan has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Morgan, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Morgan. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Morgan and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                                    EXPENSES

    In addition to the fees payable to the Adviser, Administrator and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator," "Shareholder Servicing" and "Distribution Plan" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses applicable to the Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the Funds through the dates indicated in the table below to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily assets. These limits do not cover extraordinary expenses, interest or taxes.

Prime Money Market Fund
    Class B Shares                        9/7/02  1.24%
    Class C Shares                        9/7/02  1.24%
    Morgan Shares                         9/7/02  0.59%
    Select Shares                         9/7/04  0.44%
    Premier Shares                        9/7/04  0.45%
    Agency Shares                         9/7/04  0.26%
    Institutional Shares                  9/7/04  0.20%
    Reserve Shares                        9/7/04  0.70%
    Cash Management Shares                9/7/04  0.97%
Federal Money Market Fund
    Morgan Shares                         9/7/02  0.70%
    Premier Shares                        9/7/04  0.45%
    Agency Shares                         9/7/02  0.26%
    Institutional Shares                  9/7/04  0.20%
Treasury Plus Money Market Fund
    Morgan Shares                         9/7/02  0.59%
    Premier Shares                        9/7/04  0.45%
    Agency Shares                         9/7/02  0.25%
    Institutional Shares                  9/7/04  0.20%
    Reserve Shares                        9/7/04  0.70%
Tax Free Money Market Fund
    Morgan Shares                         9/7/02  0.59%
    Premier Shares                        9/7/04  0.45%
    Agency Shares                         9/7/02  0.26%
    Institutional Shares                  9/7/04  0.20%
100% U.S. Treasury Securities Money
 Market Fund
    Morgan Shares                         9/7/02  0.59%
    Premier Shares                        9/7/02  0.48%
    Agency Shares                         9/7/02  0.25%
    Institutional Shares                  9/7/02  0.20%
California Tax Free Money Market Fund
    Morgan Shares                         9/7/02  0.55%
New York Tax Free Money Market Fund
    Morgan Shares                         9/7/02  0.59%
    Reserve Shares                        9/7/02  0.79%
U.S. Government Money Market Fund
    Morgan Shares                         9/7/02  0.59%
    Premier Shares                        9/7/02  0.45%
    Agency Shares                         9/7/02  0.26%
    Institutional Shares                  9/7/02  0.20%

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    As of 9/10/01, the Select Shares were renamed "Morgan Shares" and a new class called Select Shares was introduced. The Institutional Shares were being renamed "Agency Shares" and a new class of shares called Institutional Shares was be introduced.

    The Trust currently consists of 8 series of shares of beneficial interest, par value $.001 per share. With respect to the Money Market Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

    The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Funds' shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-348-4782 to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.

    Shareholders of the Morgan Shares, Premier Shares, Reserve Shares and Institutional Shares of the Money Market Funds bear the fees and expenses described herein and in the Prospectuses. The fees paid by the Morgan Shares to the Distributor and Shareholder Servicing Agent under the distribution plans and shareholder servicing arrangements for distribution expenses and shareholder services provided to investors by the Distributor and Shareholder Servicing Agents, absent waivers, generally are more than the respective fees paid under distribution plans and shareholder servicing arrangements adopted for the Premier Shares. The Institutional Shares pay no distribution fee. As a result, absent waivers, at any given time, the net yield on the Morgan Shares will be lower than the yield on the Premier Shares and the yield on the Premier Shares will be lower than the yield on Institutional Shares. Standardized yield quotations will be computed separately for each class of shares of a Fund.

    The Class B and Class C Shares of the Prime Money Market Fund may have different attributes relating to sales charges and expenses as described in the Prospectus. The relative impact of contingent deferred sales charges will depend upon the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for shares of the Money Market Funds.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                               PRINCIPAL HOLDERS

    As of February 28, 2002, the following persons owned of record 5% or more of the outstanding Shares of the Funds:

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN 100% U.S. TREASURY SECURITIES    THE CHASE MANHATTAN BANK                                  14.664%
  MONEY MARKET FUND (AGENCY SHARES)       FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          JPMORGAN CHASE                                             5.128%
                                          STIF UNIT
                                          ATTN JEANIE SCHNEIDER
                                          811 RUSK ST FL HCB340
                                          HOUSTON TX 77002-2805
                                          CHASE MANHATTAN BANK N/A                                  17.541%
                                          GLOBAL INVESTOR SERVICES OMNIBUS AC
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER 7TH FLR
                                          BROOKLYN NY 11245-0001
                                          MISSIONARIES OF CHARITY                                    6.02%
                                          335 E 145TH ST
                                          BRONX NY 10451-5899
                                          BLACKSTONE GROUP LP (THE)                                 19.458%
                                          ATTN ALEKSANDRA LOJKO
                                          345 PARK AVENUE FL14
                                          NEW YORK NY 10154-0004
JPMORGAN 100% U.S. TREASURY SECURITIES    MORGAN GUARANTY TRUST OF NEW YORK                         24.325%
  MONEY MARKET FUND (INSTITUTIONAL        AGENT FOR FRANK BATTEN JR GRANTOR
  SHARES)                                 ANNUITY TRUST
                                          ATTN SPECIAL PRODUCTS 2/OPS 3
                                          500 STANTON CHRISTIANA RD
                                          NEWARK DE 19713-2107
                                          NYC PUBLIC PRIVATE INITIATIVES INC.                       16.996%
                                          DBA TWIN TOWERS FUND
                                          ATTN: MS. ANNA MARIA CORREA
                                          100 CHURCH ST FL 20
                                          NEW YORK NY 10007-2604
                                          KPMG LLP                                                  53.872%
                                          3 CHESTNUT RIDGE RD
                                          MONTVALE NJ 07645-1898
                                          MORGAN GUARANTY TRUST OF NEW YORK                          7.319%
                                          AS AGENT FOR THE JAMES H SIMONS
                                          ATTN: SPECIAL PRODUCTS 1/OPS3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          MORGAN GUARANTY TRUST COMPANY OF NY                       24.325%
                                          AGENT FOR FRANK BATTEN JR GRANTOR
                                          ANNUITY TRUST
                                          ATTN: SPECIAL PRODUCTS 1/OPS3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN 100% U.S. TREASURY SECURITIES    THE CHASE MANHATTAN BANK                                  45.478%
  MONEY MARKET FUND (MORGAN SHARES)       FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          CHASE MANHATTAN BANK                                      16.294%
                                          CLIENT SERVICES DEPARTMENT
                                          ATTN CECILIA JOSEPH
                                          1 CHASE MANHATTAN PLZ FL 16
                                          NEW YORK NY 10005-1401
                                          NATIONAL FINANCIAL SERV CORP CUST                         10.391%
                                          CHURCH STREET STATION
                                          PO BOX 3752
                                          NEW YORK NY 10008-3752
JPMORGAN 100% U.S. TREASURY SECURITIES    THE CHASE MANHATTAN BANK                                   5.048%
  MONEY MARKET FUND (PREMIER SHARES)      FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          FUELCELL ENERGY, INC.                                     29.873%
                                          3 GREAT PASTURE ROAD
                                          DANBURY CT 06810-8153
                                          WALKER DIGITAL CORPORATION                                27.303%
                                          FIVE HIGH RIDGE PARK
                                          STAMFORD, CT 06905-1332
JPMORGAN CALIFORNIA TAX FREE MONEY        CHASE MANHATTAN BANK N/A                                   9.864%
  MARKET FUND (MORGAN SHARES)             GLOBAL SEC SERVICES OMNIBUS
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER
                                          7TH FLOOR
                                          BROOKLYN NY 11245-0001
                                          CHASE MANHATTAN BANK                                       9.943%
                                          CLIENT SERVICES DEPARTMENT
                                          ATTN CECILIA JOSEPH
                                          811 RUSK 18TH FLOOR HCB 340
                                          HOUSTON TX 77002-2805
                                          KINGSLEY & CO/JPM ASSET SWEEP FUND                        11.466%
                                          OMNIBUS ACCOUNT
                                          ATTN SPECIAL PRODUCTS 2/OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
JPMORGAN FEDERAL MONEY MARKET FUND        JPMORGAN CHASE                                            14.157%
  (AGENCY SHARES)                         STIF UNIT
                                          ATTN JEANIE SCHNEIDER
                                          811 RUSK 18TH FLOOR HCB 340
                                          HOUSTON TX 77002-2805
                                          WILLIAM M JOEL                                             13.18%
                                          360 HAMILTON AVE STE 100
                                          WHITE PLAINS NY 10601-1811

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN FEDERAL MONEY MARKET FUND        KINGSLEY & CO/JPM ASSET SWEEP                              5.079%
  (INSTITUTIONAL SHARES)                  FUND OMNIBUS ACCOUNT
                                          ATTN SPECIAL PRODUCTS
                                          2 OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          MORGAN GUARANTY TRUST COMPANY OF NY                         100%
                                          AS AGENT FOR ESTATE OF
                                          KATHARINE GRAHAM
                                          ATTN: SPECIAL PRODUCTS 1/OPS3
                                          500 STANTON CHRISTIANA RD
                                          NEWARK DE 19713-2107
JPMORGAN FEDERAL MONEY MARKET FUND        JPMORGAN CHASE                                            30.623%
  (MORGAN SHARES)                         STIF UNIT
                                          ATTN JEANIE SCHNEIDER
                                          811 RUSK 18TH FLOOR HCB 340
                                          HOUSTON TX 77002-2805
                                          AIP JPMORGAN FUNDS OMNIBUS A/C                            10.276%
                                          C/O LIQUIDITY MGMT OPERATIONS
                                          ATTN: MICHELE DIXON
                                          10420 HIGHLAND MANOR DRIVE-2ND FL
                                          TAMPA FL 33610-9128
                                          CHASE MANHATTAN BANK                                       8.432%
                                          FBO IMA CUSTOMERS
                                          1985 MARCUS AVE FL 2
                                          NEW HYDE PARK NY 11042-1053
JPMORGAN FEDERAL MONEY MARKET FUND        KINGSLEY & CO/JPM ASSET SWEEP                              5.877%
  (PREMIER SHARES)                        FUND OMNIBUS ACCOUNT
                                          ATTN SPECIAL PRODUCTS
                                          2 OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          NATIONAL FINANCIAL SERV CORP                              17.248%
                                          FOR THE EXCL BEN OF OUR CUST
                                          CHURCH STREET STATION
                                          PO BOX 3752
                                          NEW YORK NY 10008-3752
JPMORGAN NEW YORK MONEY MARKET FUND       CHASE MANHATTAN BANK                                      16.541%
  (MORGAN SHARES)                         CLIENT SERVICES DEPARTMENT
                                          ATTN CECILIA JOSEPH
                                          811 RUSK 18TH FLOOR HCB 340
                                          HOUSTON TX 77002-2805
                                          CHASE MANHATTAN BANK                                       7.977%
                                          FBO IMA CUSTOMERS
                                          1985 MARCUS AVE FL 2
                                          NEW HYDE PARK NY 11042-1053
                                          NATIONAL FINANCIAL SERV CORP CUST                          7.084%
                                          CHRUCH STREET STATION
                                          2375 CATOB ROAD
                                          HARBOR SPRINGS MI 49740-9380
JPMORGAN NEW YORK MONEY MARKET FUND       AIP JPMORGAN FUNDS OMNIBUS A/C                             5.091%
  (RESERVE SHARES)                        C/O LIQUIDITY MGMT OPERATIONS
                                          ATTN: MICHELE DIXON
                                          10420 HIGHLAND MANOR DRIVE-2ND FL
                                          TAMPA FL 33610-9128

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN PRIME MONEY MARKET FUND (AGENCY  CHASE MANHATTAN BANK N/A                                    5.3%
  SHARES)                                 GLOBAL INVESTOR SERVICES OMNIBUS AC
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER 7TH FLR
                                          BROOKLYN NY 11245-0001
                                          THE CHASE MANHATTAN BANK                                  26.519%
                                          FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          CHASE MANHATTAN BANK N/A                                  18.544%
                                          GLOBAL SEC SERVICES OMNIBUS
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER
                                          7TH FLOOR
                                          BROOKLYN NY 11245-0001
                                          CHASE MANHATTAN BANK                                       13.24%
                                          CLIENT SERVICES DEPARTMENT
                                          ATTN CECILIA JOSEPH
                                          811 RUSK ST FL HCB340
                                          HOUSTON TX 77002-2805
JPMORGAN PRIME MONEY MARKET FUND (CASH    BANK OF NEW YORK AS AGENT FOR                              5.413%
  MANAGEMENT SHARES)                      SIDNEY FRANK IMPORTING CO INC
                                          20 CEDAR ST
                                          NEW ROCHELLE NY 10801-5247
                                          LYNSPEN & CO                                               7.914%
                                          ATTN MUTUAL FUNDS
                                          PO BOX 830804
                                          BIRMINGHAM AL 35283-0804

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN PRIME MONEY MARKET FUND (CLASS   DONALDSON LUFKIN JENRETTE                                 21.244%
  C SHARES)                               SECURITIES CORP INC
                                          PO BOX 2052
                                          JERSEY CITY NJ 07303-2052
                                          OLIVIA RUNNELS TTEE                                       15.545%
                                          U/A 12/30/1996
                                          GEORGE & OLIVIA RUNNELS LIV TRUST
                                          295 N BROADWAY ST SPC 189
                                          ORCUTT CA 93455-4645
                                          MARIA P SCARCELLO                                          12.43%
                                          502 S 11TH ST
                                          COLORADO SPGS CO 80905-1712
                                          INVESTORS TRUST CO CUST                                    8.69%
                                          R/O SHEILA D SPONSELLER
                                          PO BOX 682
                                          DIVIDE CO 80814-0682
                                          PRUDENTIAL SECURITIES INC FBO                              6.396%
                                          PHILLIP L THOMAS
                                          IRA DTD 04/10/85
                                          1318 WASHINGTON AVE
                                          NEW ORLEANS LA 70130-5750
                                          INVESTORS TRUST CO CUST                                    9.901%
                                          FBO DIANNA MANDEL IRA R/O
                                          825 - E9 STREET APT 1J
                                          BROOKLYN NY 11230
                                          DONALDSON LUFKIN JENRETTE                                 31.717%
                                          SECURITIES CORP INC
                                          PO BOX 2052
                                          JERSEY CITY NJ 07303-2052
                                          DONALDSON LUFKIN JENRETTE                                  6.119%
                                          SECURITIES CORP INC
                                          PO BOX 2052
                                          JERSEY CITY NJ 07303-2052
JPMORGAN PRIME MONEY MARKET FUND          THE CHASE MANHATTAN BANK                                   7.479%
  (INSTITUTIONAL SHARES)                  FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          HARE & CO                                                  6.249%
                                          C/O THE BANK OF NEW YORK
                                          ATTN: STIF/MASTER NOTE
                                          ONE WALL STREET
                                          2ND FLOOR
                                          NEW YORK NY 10005-2501
                                          JPMIM AS AGENT FOR THE                                     12.00%
                                          EI DUONT DE NEMOURS AND COMPANY
                                          LIQUIDITY ACCOUNT
                                          522 5TH AVE
                                          NEW YORK NY 10036-7601
                                          JPMIM AS AGENT FOR                                         9.17%
                                          INSTITUTIONAL PRIME MONEY MAREKT
                                          OFFSET OMNIBUS ACCOUNT
                                          ATTN: STEVE KOLAKOWSKI
                                          522 FIFTH AVE
                                          NEW YORK NY 10036-7601

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN PRIME MONEY MARKET FUND (MORGAN  KINGSLEY & CO/JPM ASSET SWEEP                              13.85%
  SHARES)                                 FUND OMNIBUS ACCOUNT
                                          ATTN SPECIAL PRODUCTS
                                          2 OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          NATIONAL FINANCIAL SERV CORP                              10.001%
                                          200 LIBERTY ST FL 5
                                          NEW YORK NY 10281-5500
                                          CHASE MANHATTAN BANK                                      72.198%
                                          CLIENT SERVICES DEPARTMENT
                                          ATTN CECILIA JOSEPH
                                          811 RUSK ST FL HCB340
                                          HOUSTON TX 77002-2805
JPMORGAN PRIME MONEY MARKET FUND          KINGSLEY & CO/JPM ASSET SWEEP                             12.666%
  (PREMIER SHARES)                        FUND OMNIBUS ACCOUNT
                                          ATTN SPECIAL PRODUCTS
                                          2 OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          HARE & CO                                                  5.784%
                                          C/O THE BANK OF NEW YORK
                                          ATTN: STIF/MASTER NOTE
                                          ONE WALL STREET
                                          2ND FLOOR
                                          NEW YORK NY 10005-2501
                                          THE CHASE MANHATTAN BANK                                   5.224%
                                          FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          CHASE MANHATTAN BANK N/A                                  36.415%
                                          GLOBAL INVESTOR SERVICES OMNIBUS AC
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER 7TH FLR
                                          BROOKLYN NY 11245-0001
JPMORGAN PRIME MONEY MARKET FUND          LYNSPEN & CO                                               8.62%
  (RESERVE SHARES)                        ATTN MUTUAL FUNDS
                                          PO BOX 830804
                                          BIRMINGHAM, AL 35283-0804
                                          SOUTH TRUST BANK NA                                        20.65%
                                          ATTN CHAD MANNING/CASH MGMT
                                          200 WILDWOOD PARKWAY
                                          HOMEWOOD AL 35209-7154
                                          NORTH STAR TRUST COMPANY AS                                8.08%
                                          FIDUCIARY
                                          500 W MADISON SUITE 3800
                                          CHICAGO IL 60661-4592
                                          AIP JPMORGAN FUNDS OMNIBUS A/C                             49.16%
                                          C/O LIQUIDITY MGMT OPERATIONS
                                          ATTN: MICHELE DIXON
                                          10420 HIGHLAND MANOR DRIVE-2ND FL
                                          TAMPA FL 33610-9128
                                          THE CHASE MANHATTAN BANK                                   17.16%
                                          FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS, TX 78254-2917

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN TAX FREE MONEY MARKET FUND       JPMORGAN CHASE                                             12.97%
  (AGENCY SHARES)                         STIF UNIT
                                          ATTN JEANIE SCHNEIDER
                                          811 RUSK ST FL HCB340
                                          HOUSTON TX 77002-2805
                                          CHASE MANHATTAN BANK N/A                                   11.99%
                                          GLOBAL INVESTOR SERVICES OMNIBUS AC
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER 7TH FLR
                                          BROOKLYN NY 11245-0001
                                          LARRY C BROOLSHIRE                                         37.65%
                                          C/O FISK CORPORATION
                                          4400 POST OAK PKWY
                                          SUITE 1750
                                          HOUSTON, TX 77027-3432
JPMORGAN TAX FREE MONEY MARKET FUND       KINGSLEY & CO/JPM ASSET SWEEP                               100%
  (INSTITUTIONAL SHARES)                  FUND OMNIBUS ACCOUNT
                                          ATTN SPECIAL PRODUCTS
                                          2 OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          NATIONAL FINANCIAL DERV CORP                               8.44%
                                          FOR THE EXCL BEN OF CUST
                                          ATTN MIKE MCLAUGHLIN
                                          PO BOX 3752
                                          NEW YORK, NY 10008-3752
JPMORGAN TAX FREE MONEY MARKET (MORGAN    JPMORGAN CHASE                                             26.92%
  SHARES)                                 STIF UNIT
                                          ATTN JEANIE SCHNEIDER
                                          811 RUSK 18TH FLOOR HCB 340
                                          HOUSTON TX 77002-2805
                                          OBIE & CO                                                  9.75%
                                          CHASE BANK OF TEXAS
                                          ATTN STIF UNIT 18 HCB 340
                                          PO BOX 2558
                                          HOUSTON TX 77252-2558
JPMORGAN TAX FREE MONEY MARKET FUND       KINGSLEY & CO/JPM ASSET SWEEP                              16.78%
  (PREMIER SHARES)                        FUND OMNIBUS ACCOUNT
                                          ATTN SPECIAL PRODUCTS
                                          2 OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN TREASURY PLUS MONEY MARKET FUND  CHASE MANHATTAN BANK N/A                                   5.41%
  (AGENCY SHARES)                         GLOBAL INVESTOR SERVICES OMNIBUS AC
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER 7TH FLR
                                          BROOKLYN NY 11245-0001
                                          THE CHASE MANHATTAN BANK                                    5.1%
                                          FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          TEXAS LIFE ACCIDENT HEALTH & HOSPITAL                      24.95%
                                          ATTN MARVIN COFFMAN
                                          TEXAS LIFE GUARANTY ASSOCIATION
                                          301 CONGRESS AVE STE 500
                                          AUSTIN, TX 78701-4041
                                          OBIE & CO                                                   42%
                                          CHASE BANK OF TEXAS
                                          ATTN STIF UNIT 18 HCB 340
                                          PO BOX 2558
                                          HOUSTON, TX 77252-2558
JPMORGAN TREASURY PLUS MONEY MARKET FUND  HEARTLAND INDUSTRIAL PARTNERS                              58.41%
  (INSTITUTIONAL SHARES)                  LIMITED PARTNERSHIP
                                          55 RAILROAD AVE
                                          GREENWICH CT 06830-6378
                                          GOLDMAN SACHS GLOBAL CASH SERVICES                         7.14%
                                          OMNIBUS ACCT FBO GOLDMAN SACHS & CO
                                          CUSTOMERS
                                          4900 SEARS TOWER
                                          CHICAGO IL 60606-6391
                                          AIR PRODUCTS AND CHEMICALS INC                             23.14%
                                          ATTN: NANCY GREEN
                                          7201 HAMILTON BOULEVARD
                                          ALLENTOWN, PA 18195-1501
                                          MERRILL LYNCH BANK USA                                     6.87%
                                          ATTN JOSEPH SANDFORD
                                          800 SCUDDERS MILL RD STE 1H
                                          PLAINSBORO, NJ 08536-1698
                                          MERRILL LYNCH BANK & TRUST CO                              11.58%
                                          ATTN JOSEPH SANDFORD DIRECTOR
                                          HEAD OF OPERATIONS
                                          800 SCUDDERS MILL RD #14
                                          PLAINSBORO, NJ 08536-1698
                                          AMARANTH LLC                                               7.90%
                                          ATTN JORG SANCHEZ
                                          2 AMERICAN LN
                                          GREENWICH, CT 06831-2551
                                          SUNRISE PARTNERS LLC                                       7.60%
                                          ATTN JORG SANCHEZ
                                          2 AMERICAN LN
                                          GREENWICH, CT 06831-2551
                                          POLO RALPH LAUREN CORP                                     7.12%
                                          ATTN KAREN JEANNETTI PASCUCCI
                                          9 POLITO AVE FL 8
                                          LYNDHURST, NJ 07071-3406

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN TREASURY PLUS MONEY MARKET FUND  THE CHASE MANHATTAN BANK                                   8.68%
  (MORGAN SHARES)                         FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          OBIE & CO                                                  8.78%
                                          CHASE BANK OF TEXAS
                                          ATTN STIF UNIT 18 HCB 340
                                          PO BOX 2558
                                          HOUSTON TX 77252-2558
JPMORGAN TREASURY PLUS MONEY MARKET FUND  HARE & CO                                                  8.01%
  (PREMIER SHARES)                        C/O THE BANK OF NEW YORK
                                          ATTN: STIF/MASTER NOTE
                                          ONE WALL STREET
                                          2ND FLOOR
                                          NEW YORK NY 10005-2501
                                          LASALLE BANK NA CHICAGO                                    19.49%
                                          DEFERED EXCHANGE
                                          ATTN VERONICA SALAZAR
                                          PO BOX 1443
                                          CHICAGO, IL 60690-1443
                                          CHASE MANHATTAN BANK N/A                                   5.74%
                                          GLOBAL INVESTOR SERVICES OMNIBUS AC
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER 7TH FLR
                                          BROOKLYN NY 11245-0001
JPMORGAN TREASURY PLUS MONEY MARKET FUND  LASALLE BANK NA CHICAGO                                    59.53%
  (RESERVE SHARES)                        DEFERED EXCHANGE
                                          ATTN VERONICA SALAZAR
                                          PO BOX 1443
                                          CHICAGO, IL 60690-1443
                                          SOUTH TRUST BANK NA                                        40.16%
                                          ATTN CHAD MANNING/CASH MGMT
                                          200 WILDWOOD PARKWAY
                                          HOMEWOOD AL 35209-7154
JPMORGAN U.S. GOVERNMENT MONEY MARKET     CHASE MANHATTAN BANK N/A                                   7.05%
  FUND (AGENCY SHARES)                    GLOBAL SEC SERVICES OMNIBUS
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER
                                          7TH FLOOR
                                          BROOKLYN NY 11245-0001
                                          CHASE MANHATTAN BANK N/A                                   7.62%
                                          GLOBAL INVESTOR SERVICES OMNIBUS AC
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER 7TH FLR
                                          BROOKLYN NY 11245-0001
                                          THE CHASE MANHATTAN BANK                                   13.03%
                                          FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          JPMORGAN CHASE                                             35.43%
                                          STIF UNIT
                                          ATTN JEANIE SCHNEIDER
                                          811 RUSK 18TH FLOOR HCB 340
                                          HOUSTON TX 77002-2805

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN U.S. GOVERNMENT MONEY MARKET     ITG INC                                                    6.45%
  FUND (INSTITUTIONAL SHARES)             ATTN ANGELO BULONE
                                          380 MADISON AVE
                                          NEW YORK NY 10017-2513
                                          VYTRA HEALTH PLANS, INC. L.I.                              5.978%
                                          395 NORTH SERVICE ROAD
                                          MELVILLE NY 11747-3139
                                          THE CHASE MANHATTAN BANK                                   5.658%
                                          FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          JP MORGAN CHASE BANK TRUST CO NA AS                        5.171%
                                          AGENT FOR STATE OF MARYLAND
                                          EMPLOYEE WORKERS COMPENDSATION
                                          ATTN SPECIAL PRODUCTS 1 OPS/3
                                          500 STANTON CHRISTIANA ROAD
                                          NEWARK DE 19713-2107
                                          JPMIM AS AGENT FOR INSPIRE                                97.782%
                                          PHARMACEUTICALS
                                          ATTN STEPHEN NICHOLSON
                                          522 5TH AVE
                                          NEW YORK NY 10036-7601
                                          VYTRA HEALTH SERVICES INC.                                51.089%
                                          395 NORTH SERVICE ROAD
                                          MELVILLE NY 11747-3139
JPMORGAN U.S. GOVERNMENT MONEY MARKET     THE CHASE MANHATTAN BANK                                    100%
  FUND (MORGAN SHARES)                    FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          CHASE INFOSERV OMNIBUS ACCT                                 100%
                                          FBO AIP MONEY MARKET SWEEP
                                          ATTN MICHELLE DIXON
                                          THE CHASE MANHATTAN BANK NA
                                          4 CHASE METROTECH CTR FL 6
                                          BROOKLYN NY 11245-0005
                                          JPMORGAN CHASE                                            10.341%
                                          STIF UNIT
                                          ATTN JEANIE SCHNEIDER
                                          811 RUSK 18TH FLOOR HCB 340
                                          HOUSTON TX 77002-2805
                                          CST AS AGENT FOR CBT OMNIBUS                              16.324%
                                          ACCOUNT VISTA MMMF SWEEP
                                          FUND 220
                                          ATTN: JAY EMANIS/JERRY CHAFFIN
                                          P. O. BOX 2558 - 9 CBBN 95
                                          HOUSTON TX 77252

FUND AND CLASS OF SHARES                      NAME AND ADDRESS OF SHAREHOLDER                   PERCENTAGE HELD
------------------------                  ----------------------------------------  ----------------------------------------
JPMORGAN U.S. GOVERNMENT MONEY MARKET     CHASE MANHATTAN BANK N/A                                  42.469%
  FUND ( PREMIER SHARES)                  GLOBAL INVESTOR SERVICES OMNIBUS AC
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER--7TH FLR
                                          BROOKLYN NY 11245-0001
                                          THE CHASE MANHATTAN BANK                                  78.469%
                                          FBO VARIOUS TRUST
                                          CAPITAL MKTS FID SVCS
                                          ATTN LILY NICKERSON
                                          14201 DALLAS PKWY FL 12
                                          DALLAS TX 75254-2917
                                          PENLIN & CO                                                5.879%
                                          CHASE LINCOLN FIRST BANK
                                          ATTN AUTOMATED CASH MNGT
                                          C/O THE CHASE MANHATTAN BANK
                                          ATTN MUT FDS/T-C PO BOX 31412
                                          ROCHESTER NY 14603-1412
                                          CHASE MANHATTAN BANK N/A                                  75.667%
                                          GLOBAL SEC SERVICES OMNIBUS
                                          ATTN DIANE ROUGIER
                                          3 CHASE METRO TECH CENTER
                                          7TH FLOOR
                                          BROOKLYN NY 11245-0001
                                          CHASE MANHATTAN BANK                                      55.543%
                                          CLIENT SERVICES DEPARTMENT
                                          ATTN CECILIA JOSEPH
                                          811 RUSK ST FL HCB340
                                          HOUSTON TX 77002-2805

                              FINANCIAL STATEMENTS

    The Annual Report and Semi-Annual Report to Shareholders of each Fund including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended August 31, 2001 filed on November 1, 2001 (Accession No. 0000912057-01-53733) and the period ended February 28, 2001 (Accession No. 0000912057-01-512168), respectively, contained therein, are incorporated herein by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U. S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U. S. Government. These bonds are not guaranteed by the U. S. Government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U. S. Government and are guaranteed by the
U. S. Government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U. S. Government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U. S. Government and are guaranteed by the U. S. Government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U. S. Government and are guaranteed by the U. S. Government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U. S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U. S. Government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U. S. Government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U. S. Government and are guaranteed by the U. S. Government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the

Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U. S. Government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U. S. Government, the payment of which is secured by the U. S. Government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U. S. Government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U. S. Government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U. S. Government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U. S. Government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U. S. Government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U. S. Government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U. S. Government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U. S. and are guaranteed by the U. S. Government.

    In the case of securities not backed by the "full faith and credit" of the
U. S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U. S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U. S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                            DESCRIPTION OF RATINGS*

    The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

           DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

    MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

      DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                  DEMAND BONDS

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    SP-3--Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

    A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    B-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

MUNICIPAL BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

    AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

    A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstance than bonds with higher ratings.

    BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

    F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

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                                   APPENDIX C

       ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES

    The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and is based on information drawn from the Official Statement issued by the State of California (the "State") for its public bond issuance on November 29, 2001. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

                  RECENT DEVELOPMENTS REGARDING STATE FINANCES

    The tragic events of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. Information released by the Administration in November 2001 indicated that the State's economy had been slowing prior to September 11, particularly in the high technology sector centered in Silicon Valley and in the construction sector. The State's economy showed further weakness after that date, and the prospects of a prompt recovery were dimmed as a result of the attacks. Earlier projections were that the State's economy would start to rebound beginning in early 2002, but it now appears likely there will be continued weakness until at least the first half of next year. Nevertheless, the State's administration (the "Administration") reported that the State economy continued to outperform the nation as a whole.

    The slowdown in the State economy, combined with the weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment of the 2001-02 Fiscal Year Budget Act (the "2001 Budget Act"). The State's Department of Finance has reported that, based on preliminary estimates, revenues of the General Fund (as defined below), measured on a budgetary basis (including accruals), were $614 million below projections for May and June 2001. For the first four months of the 2001-02 Fiscal Year (July-October), agency cash receipts (excluding accruals) were $827 million below projections. Personal income tax receipts represent $698 million of the current fiscal year shortfall, reflecting weakness in both withholding and estimated tax payments, which include payments relating to capital gains and stock option activity. In addition to reduced revenues, after enactment of the 2001 Budget Act, the State's legislature (the "Legislature") enacted and the State's governor (the "Governor") signed into law several additional spending bills or tax cuts with an estimated $95 million impact on the General Fund in 2001-02.

    In October 2001, in response to the weak revenue results, the Governor announced a hiring freeze covering most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15 percent in expenditures in the 2002-03 fiscal year budget. Most of these actions do not apply to public safety and certain other mandated expenditures.

    In further response to the revenue shortfalls, on November 14, 2001, the Governor issued a letter to all State departments and agencies instituting immediate action to further reduce expenditures in the 2001-02 fiscal year. Pending action by the Legislature to cut expenditures, which the Governor will propose in a special session of the Legislature which he will convene in January 2002, the Governor directed agencies to immediately freeze spending on a specified list of programs and projects totaling almost $2.25 billion (including the actions he directed in October). These program cuts and reversions cover almost all areas of State spending, including State operations, aid to local governments and capital outlay. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy.

    On November 14, 2001, the Legislative Analyst released a report containing her budget estimates for the period 2001-02 through 2006-07. Included in this report was an estimate that, due to the economic slowdown and a projected severe drop in capital gains and stock option activity, General Fund revenues for the 2001-02 fiscal year would be approximately $68.3 billion, or about $6.8 billion lower than the estimate made for the 2002 Budget Act. The Administration will provide an update of its revenue projections for the 2001-02 and 2002-03 fiscal years when the Governor's Proposed Budget for

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2002-03 is released in January 2002. Both the Department of Finance and the
Administration predict that a sharp drop in revenues will occur.

                      RECENT DEVELOPMENTS REGARDING ENERGY

               DEPARTMENT OF WATER RESOURCES POWER SUPPLY PROGRAM

    In mid-2000, wholesale electricity prices in the State began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by the State's three investor-owned utilities were frozen by State law at the time. The resulting shortfall between revenues and costs adversely affected the creditworthiness of these utilities and their ability to purchase electricity.

    Shortages of electricity available within the service areas of the State's utilities have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from the State's utilities was insufficient to prevent widespread and prolonged disruption of electric service in the State. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

    The DWR began selling electricity to 10 million in-State retail electric customers in January 2001. Retail customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ('PG&E'), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively, the "Utilities"). The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities, pursuant to servicing arrangements ordered by the CPUC.

    The DWR's power supply program has been financed by unsecured loans from the General Fund of the State ("State Loans"), net proceeds from secured loans from banks and other financial institutions ("Interim Loans"), plus retail customer payments received by the DWR. As of October 31, 2001, the DWR had, since the start of the program on January 17, 2001, committed to spend approximately $11.5 billion, of which $6.1 billion was to be funded through State Loans, $4.1 billion through Interim Loans, and $2.7 billion from retail customer payments received by the DWR. As of October 31, 2001, approximately $1.4 billion of proceeds from the Interim Loans had not been contractually encumbered and was available for future power supply program commitments. In addition, the DWR expects to continue to receive revenues from power sales to retail customers that will also be available for future power supply program commitments.

    The DWR projects that its available funds, as of November 29, 2001, and projected revenues appear to be sufficient to finance the power supply program on an ongoing basis. However, this projection is based in part on the assumption that timely and favorable CPUC action will be taken to establish the portion of rates charged to retail customers for electricity sold by the DWR. The DWR request to the CPUC is described below under "Retail Electric Rates."

    The terms of the agreement governing the Interim Loans requires principal of the Interim Loans to be repaid in eleven quarterly installments beginning on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from electricity sales and other funds of the power supply program after payment of power purchase costs and other operating expenses of the power supply program. The Interim Loans are not a general obligation of the State and accordingly are not backed or payable by the General Fund. The DWR and the CPUC did not enter into a rate agreement by October 31, 2001, resulting in an event of noncompliance under the loan agreement that required interest rate increases which are included in the DWR's funding projections. Although the loan agreement contains covenants and requirements that the DWR may not be able to satisfy, such as requirements for CPUC action that are beyond its control, a violation of the terms of the Interim Loans does not result in an acceleration of payments of principal and interest. The loan agreement does, however, require interest rate increases that are included in the DWR's projections referenced above.

    The Interim Loans were arranged in anticipation of the proposed sale of the DWR revenue bonds, with the net proceeds from the revenue bonds being used first, to repay the Interim Loans and second, to repay the State Loans and provide working capital to the power supply program. The timing of the revenue bond sale is uncertain, as explained below. The DWR's current revenue requirement (described below under "Retail Electric Rates") is projected to be sufficient to pay scheduled debt service on the Interim Loans until at least mid-2003. The DWR's ability to make all future payments of principal and interest on the Interim Loans if the DWR is not able to secure a timely sale of the revenue bonds may depend upon additional rate increases thereafter. The DWR plans to repay the State Loans from the sale of the DWR revenue bonds.

    Pursuant to the initial financing arrangements included in the Power Supply Act, the DWR is authorized to issue up to $13.4 billion aggregate principal amount of revenue bonds to finance and refinance the power supply program. The revenue bonds will be limited obligations of the DWR payable solely from revenues and other funds held under the revenue trust bond indenture after provision for payment of electrical purchases and other operating expenses of the power supply program is made. Completion of the DWR bond sales has been delayed by a number of factors, including potential legal challenges and the CPUC proceedings described below under "Retail Electric Rates". These delays have moved the earliest potential bond sale date to 2002, and as of November 29, 2001, there was no proposed schedule for the sale.

    The DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by retail customers and the amount of electricity furnished to the customers by the Utilities until December 31, 2002. After December 31, 2002, and until the DWR revenue bonds are retired, the DWR will sell electricity purchased under its long-term contracts to retail customers. Under current law, however, the DWR is not authorized to provide the balance of any shortfall. The Administration and the CPUC are developing plans to have the Utilities purchase the residual shortfall after the DWR is no longer authorized to do so. In the alternative, it is possible that the power supply program will be extended through legislation or that another State agency will be authorized to implement a successor program.

                             RETAIL ELECTRIC RATES

    Under the California Public Utilities Code, the retail rates of the Utilities are established by the CPUC. The CPUC has authorized substantial rate increases in 2001, but has not yet set the respective rates for the DWR and the Utilities. Under the Power Supply Act, the DWR must establish, revise and notify the CPUC of its revenue requirements for sales of electricity and repayment of the DWR bonds at least annually, and more frequently as required. In August, the DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, PG&E filed PACIFIC GAS & ELECTRIC COMPANY V. THE CALIFORNIA DEPARTMENT OF WATER RESOURCES, ET. AL., contesting the DWR determination that its revenue requirement is just and reasonable without a public hearing. The DWR is vigorously defending this case. On October 19, 2001, the DWR issued a draft updated revenue requirement and held a public hearing. In November 2001, the DWR updated its revenue requirement filing with the CPUC, and is awaiting CPUC action thereon.

    The Power Supply Act authorizes, but does not require, the DWR and the CPUC to enter into a rate agreement pertaining to the DWR charges. A proposed order approving such a rate agreement between the DWR and the CPUC was rejected by the CPUC on October 2, 2001. The Administration is studying this action and considering its options.

    On September 6, 2001, the CPUC adopted servicing agreements between the DWR and SDG&E and SCE, and a servicing order as to the DWR and PG&E pertaining to the delivery of DWR-purchased electricity to customers through the transmission and distribution systems of the Utilities and the collection of payments for the DWR from customers by the Utilities. PG&E applied to the CPUC for and was denied a rehearing of the servicing agreement decision pertaining to it. PG&E has challenged the servicing agreement decision in Bankruptcy court. See "Litigation--Pacific Gas and Electric Bankruptcy and Related Adversary Proceedings" below.

    On September 20, 2001, the CPUC adopted a decision suspending the right of additional customers to elect to purchase electricity from suppliers other than the DWR and the Utilities until the DWR is no longer a supplier of electricity. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. Petitions for writs of review of the customer choice decision have been filed with the State Supreme Court. The Power Supply Act establishes an expedited appeal process, and it is expected that, if accepted by the State Supreme Court, this matter will be heard within the first quarter of 2002. Also pending before the CPUC are questions regarding the implementation of this customer choice decision, including the date by which the affected customers must have exercised their election, and what, if any, exit fees may be imposed upon customers choosing other suppliers.

    The timing of CPUC approvals or the effective dates of those approvals may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by the Utilities, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the power supply program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of the DWR's revenue bonds or the implementation of the DWR's rates.

    A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC, responsibility for the electricity and natural gas purchases made by the Utilities and the California Independent Systems Operator, continuing contractual obligations of certain small independent power generators, and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California. See "Litigation--Certain Litigation Relating to Energy Matters."

                     EXECUTIVE AND LEGISLATIVE INITIATIVES

    In response to its energy problems, the Governor has stated that the State is focusing its efforts in three main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation;
(2) decreasing energy demand and increasing efficiency; and (3) entering into long-term energy contracts rather than relying upon the spot market. While the State expects these measures to avoid power disruptions to customers and maintain lower wholesale power prices, ultimately facilitating the financial recovery of the Utilities, the situation remains fluid and subject to numerous risks and uncertainties. There can be no assurance that there will not be future disruptions or related developments that could adversely affect the State economy, and by turn the State's revenues, or the health, safety or comfort of its citizens.

                                 STATE FINANCES

                               THE BUDGET PROCESS

    The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

    The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

    Under the State Constitution, money may be drawn from the State's treasury (the "Treasury") only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each house of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each house of the Legislature.

    Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college (together, "K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

    Funds necessary to meet an appropriation need not be in the Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

                                THE GENERAL FUND

    The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. Certain of the State's lease-purchase financings are supported by such special funds rather than the General Fund. The General Fund is the depository of most of the major revenue sources of the State, consisting of revenues received by the Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, including the payment of debt service on general obligation bonds (as approved in accordance with the State Constitution) and security and rental payments under lease-purchase debt or financing bonds or certificates of participation. The General Fund may be expanded as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

                  THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

    The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expendi-ture increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the time of signing the 2000 Budget Act on July 26, 2001, the Department of Finance projected the SFEU would have a balance of about $2.6 billion at June 30, 2002.

                             INTER-FUND BORROWINGS

    Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2001, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds.

    At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

                                 WELFARE REFORM

    The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) makes changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

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    Chapter 270, Statutes of 1997 embodies the State's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaces the former AFDC and Greater Avenues to Independence programs. Consistent with the Law, CalWORKs contains new time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

    The 2000-01 CalWORKs budget reflects the State's success in meeting the federally-mandated work participation requirements for federal fiscal years 1997-99. Having met that goal, the federally-imposed maintenance-of-effort ("MOE") level for the State was reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that the State will continue to meet the work participation goal in federal fiscal year 2000 and beyond. Recently the State successfully appealed a federal decision that the State did not meet the 1997 work participation requirement. As a result, General Fund expenditures in the CalWORKS program were reduced on a one-time basis by an additional $153.9 million to reflect the lower MOE requirement for 2000-01, saving a corresponding amount for use in other programs.

    In addition, the State received a TANF High Performance Bonus award of $36.1 million in 2000-01. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.

    In 2001-02, the State will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The Governor's Budget proposes total CalWORKs-related expenditures of $7.3 billion for 2001-02, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

                               LOCAL GOVERNMENTS

    The State's primary units of local government are its counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 476 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

    The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties. For 2001-02, cities will receive approximately $38 million in booking fees. For 2001-02, the Administration proposes to reduce funding for local law enforcement technology grants, but to provide $232.6 million for the COPS and county juvenile justice crime prevention programs.

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
    Historically, local governments provided the majority of funding for the State's trial court system. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. As a result, the county general purpose contribution for court operations was reduced by $415 million and cities have retained $68 million in fine and penalty revenue previously remitted to the State. In 2001-02, the State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from counties.

    The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

                           STATE APPROPRIATIONS LIMIT

    The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including pro-ceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing as of or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

    The Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Govern-ment Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

    The following table shows the Appropriations Limit for 1997-98 through 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State has exceeded its Appropriations Limit by $975 million in that year. As of the enactment of the 2001 Budget Act, the State's Department of Finance projects the Appropriations Limit for 2000-01 will be $2.089 billion and $9.819 billion under the Appropriations Limit in fiscal years 2000-01 and 2001-02, respectively. Since the excess revenues are calculated

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over a two-year period, there are no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

                                   APPROPRIATIONS LIMITS (MILLIONS)
                           ------------------------------------------------
                                             FISCAL YEARS
                           ------------------------------------------------
                           1997-98   1998-99   1999-00   2000-01   2001-02
                           --------  --------  --------  --------  --------
Appropriations Limit.....  $ 44,778  $ 47,573  $ 50,673  $ 54,073  $ 59,318
Appropriations Subject to
  Limit..................   (40,743)  (43,777)  (51,648)  (51,984)*  (49,499)*
                           --------  --------  --------  --------  --------
Amount (Over)/Under
  Limit..................  $  4,035  $  3,796  $   (975) $  2,089* $  9,819*
                           ========  ========  ========  ========  ========

  *  Estimated/Projected
     SOURCE: State of California, Department of Finance.

                                 PROPOSITION 98

    On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by
Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues
("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Appropriations Limit to K-14 schools.

    During the recession in the early 1990s, General Fund revenues were less than originally projected for several years, so that the original
Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature designated the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements with the intention the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. As a result, per-pupil Proposition 98 funding remained appropriately $4,200 between fiscal years 1991-92 and 1993-94.

    In 1992, a lawsuit titled CALIFORNIA TEACHERS' ASSOCIATION V. GOULD was filed, challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools to share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness, while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment is reflected as part of the appropriations and counts toward satisfying the Proposition 98 guarantee or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

    Substantially increased General Fund revenues in the fiscal years 1994-95 through 2000-01 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues, per-pupil funding at the K-12 level has grown by more than 58 percent since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.3 billion. This drop in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $30.9 billion to approximately $27.9 billion. However, despite this decline in the calculated minimum guarantee, the 2001 Budget Act funds K-14 education at more than $3.9 billion above the minimum level and less than three percent under the level proposed in the Governor's Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $45.4 billion (or $7,002 per pupil at the K-12 level), an increase of nearly six percent in just the last year. The Budget funds new initiatives to improve achievement in low performing schools, advance technology in high schools, enhance school accountability, provide increased professional development in reading and mathematics and expand principal training. See "Current State Budget" for further discussion of education funding.

                     PRIOR FISCAL YEARS' FINANCIAL RESULTS

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

    The 2001-02 Governor's Budget released on January 10, 2001, provided revised 2000-01 revenue and expenditure estimates, which estimates were subsequently updated on May 14, 2001 and again at the time of adoption of the 2001 Budget Act in July 2001. This estimate will be updated when the Governor's 2002-03 Budget is released on January 10, 2002. See "Recent Developments Regarding State Finances" above. Expenditures in 2000-01 were estimated to be $80.1 billion, about $1.3 billion above the Budget Act estimates. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 SFEU balance, the budget reserve, would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion. This reserve has been virtually entirely used to provide advance to support the DWR power purchase program without the need for the General Fund to seek internal or external borrowing for that purpose. See "Recent Developments Regarding Energy" above.

                              CURRENT STATE BUDGET

    THE DISCUSSION BELOW OF THE FISCAL YEAR 2001-02 BUDGET IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS AS UPDATED IN THE 2001 BUDGET ACT, WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED. SEE "RECENT DEVELOPMENTS REGARDING STATE FINANCE" ABOVE.

                           FISCAL YEAR 2001-02 BUDGET

                                   BACKGROUND

    The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

    The Governor's May revision to the 2001-02 Governor's Budget disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projects General Fund revenues in 2001-02 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income. Lower corporate earnings are projected to result in a drop in the corporate income tax, while sales taxes are projected to increase slightly.

                          FISCAL YEAR 2001 BUDGET ACT

    The Governor signed the Fiscal Year 2001 Budget Act on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002 of the $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest. See "Recent Developments Regarding Energy" above.

    The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. An updated estimate of fiscal year 2001-02 revenues and expenditures will be included in the Governor's 2002-03 Budget, to be released on January 10, 2002. See "Recent Developments Regarding State Finances" above.

    Some of the major features of the 2001 Budget Act were the following:

    1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of student improvement and teacher training programs, energy cost assistance, and high-tech high schools.

    2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for three percent student growth at community colleges.

    3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

    4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

    5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-8 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

    6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

                             ECONOMY AND POPULATION

                                  INTRODUCTION

    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Although the State's economy performed strongly after suffering a deep recession between 1990-93, the State economy has recently suffered a slowdown. This economic slowdown, combined with the weakness in the stock market, has resulted in a decline in revenues of the State and the General Fund. See "Recent Developments Regarding State Finances" above.

    In mid-2000, fuel and other energy prices rose sharply. However, the State Department of Finance noted that the State and national economies are much more energy-efficient than they were during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices remained 20 percent below the 1981 level. In addition, fuel and other energy prices have moderated in recent months, although this trend may be temporary. See "Recent Developments Regarding Energy" above.

                           POPULATION AND LABOR FORCE

    The State's July 1, 2000 population of over 34 million represented over 12 percent of the total United States population.

    The State's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

    The following table shows the State's population data for 1994 through 2000.

                                         POPULATION 1994-2000
-------------------------------------------------------------------------------------------------------
                            CALIFORNIA    % INCREASE OVER  UNITED STATES  % INCREASE OVER   CALIFORNIA
YEAR                       POPULATION(A)  PRECEDING YEAR   POPULATION(A)  PRECEDING YEAR   AS % OF U.S.
----                       -------------  ---------------  -------------  ---------------  ------------
1994                        32,155,000          0.5%        260,327,000         1.0%           12.4%
1995                        32,291,000          0.4         262,803,000         1.0            12.3
1996                        32,501,000          0.7         265,229,000         0.9            12.3
1997                        32,985,000          1.5         267,784,000         1.0            12.3
1998                        33,387,000          1.2         270,248,000         0.9            12.4
1999                        33,934,000          1.6         272,691,000         0.9            12.4
2000                        34,480,000          1.6         275,130,000         0.9            12.5

(a)  Population as of July 1.
     SOURCE: U.S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

    The following tables show the State's total and per capita income patterns for selected years.

                    TOTAL PERSONAL INCOME 1993-2000(A)
                                CALIFORNIA
---------------------------------------------------------------------------
                                                              CALIFORNIA AS
YEAR                                  MILLIONS   % CHANGE(B)    % OF U.S.
----                                 ----------  -----------  -------------
1993                                 $  714,107      1.8%         12.8%
1994(c)                                 735,104      2.9          12.5
1995                                    771,470      4.9          12.5
1996                                    812,404      5.3          12.4
1997                                    861,557      6.1          12.4
1998                                    931,627      8.1          12.6
1999                                    997,293      7.0          12.8
2000                                  1,094,770      9.8          13.2

(a)  Personal income for 1997-2000 revised by the BEA on September 24, 2001.
(b)  Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
     Note: Omits income for government employees overseas.
     SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis ("BEA").

                         PER CAPITA PERSONAL INCOME 1993-99(A)
---------------------------------------------------------------------------------------
                                                                          CALIFORNIA AS
YEAR                       CALIFORNIA  % CHANGE  UNITED STATES  % CHANGE    % OF U.S.
----                       ----------  --------  -------------  --------  -------------
1993                        $22,927      0.9%       $21,718       3.0%        105.6%
1994(c)                      23,473      2.4         22,581       4.0         104.8
1995                         24,496      4.4         23,562       4.3         104.0
1996                         25,563      4.4         24,651       4.6         103.7
1997                         26,759      4.7         25,374       5.0         103.4
1998                         28,280      5.7         27,322       5.6         103.5
1999                         29,910      5.8         28,542       4.5         104.8

(a) Historical personal income series revised by BEA, released May 17, 2000 and September 12, 2000.
(b)  Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
     Note: Omits income for government employees overseas.
     SOURCE: U.S. Department of Commerce. Bureau of Economic Analysis (BEA); State of California, Department of Finance.

                                   LITIGATION

    The State is a party to numerous legal proceedings. The following are the most significant lawsuits pending against the State, as reported by the Office of the Attorney General.

    On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL.
V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeals to stay the preliminary injunction. On July 28, 1998, the Court of Appeals granted the unions' requests and stayed the preliminary injunction pending the Court of Appeals' decision on the merits of the appeal. On August 5, 1998, the Court of Appeals denied the plaintiffs' request to reconsider the stay. Also on July 22,

1998, the State Controller asked the State Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the State Supreme Court transferred the State Controller's request to the Court of Appeals. The matters are now pending before the Court of Appeals. Briefs have been submitted; no date has yet been set for oral argument.

    In January 1997, the State experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. IN MCMAHON
V. STATE OF CALIFORNIA, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensa-tion for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January 2000. No trial date has been set. The State is vigorously defending the action.

    The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In UNITED STATES, CALIFORNIA V.
J B. STRINGFELLOW, JR., ET AL., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the coverage action is not expected to begin until 2002.

    The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeals issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The State Supreme Court denied plaintiffs' petition for review. After a four month trial and consideration of plaintiff's objections to the Court's Intended Decision, the court ruled the plaintiffs take nothing from the defendants.

    In COUNTY OF SAN BERNARDINO V. STATE DEPARTMENT OF HEALTH SERVICES and BARLOW RESPIRATORY HOSPITAL V. STATE DEPARTMENT OF HEALTH SERVICES, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase outpatient Medi-Cal reimbursement rates. Plaintiffs in ORTHOPEDIC HOSPITAL V. BELSHE , a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the COUNTY OF SAN BERNARDINO and BARLOW cases is scheduled to have three phases: law, fact and remedy. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following three years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration and authorization of federal financial participation.

    The State is involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. and MCLANE/ SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commis-sions and to fund early childhood development programs. CART and CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates eleven sections of the State Constitution and related provisions of law. MCLANE/SUNEAST challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and concluded on November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The MCLANE/SUNEAST and U.S. TOBACCO plaintiffs timely appealed all "double tax" issues, and the CART plaintiffs and CIGARETTES CHEAPER! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

    In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of challenges arising under the [U.S.][STATE] Constitution, including that the settlement represents an unlaw-ful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the Eleventh Amendment. On August 15, 2001, the Ninth Circuit Court of Appeals affirmed the district court's dismissal of the plaintiff's claim but remanded the case to the district court to rule on whether the plaintiff should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The plaintiffs have filed a motion to amend their complaint. The motion will be heard on December 18, 2001.

    ARNETT V. CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, ET AL. was filed by seven former employees of the State and local agencies seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipi-ents of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in KIMEL V. FLORIDA BOARD OF REGENTS, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the United States Supreme Court granted the petition for writ of certiorari in ARNETT , vacated the judgment of the Court of Appeals, and remanded the case to the Court of Appeals for further proceedings consistent with KIMEL. In turn, the Court of Appeals remanded the case to the District Court. Thereafter, the EEOC intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. Prior to a ruling on that motion, the plaintiffs and State defendants reached a partial settlement of the ADEA claim and are now in the process of forming a class action proceeding to address issues pertaining to local public entities. No trial date is set.

    On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District ("LAUSD"), against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (GODINEZ, ET AL. V. DAVIS, ET AL.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The plaintiffs allege the present allocation method does not dispense new construction funds on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date, adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). That case has since been transferred to Los Angeles County Superior Court. CASH seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The CASH petition was denied on September 25, 2001 and the court ordered the action dismissed in its entirety. The State Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

    In CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda, a San Francisco-run 1,200 bed skilled nursing facility, and who require long term care, should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. The City and County of San Francisco, co-defendants, filed a motion to dismiss which was in part granted based upon new case law. Plaintiffs filed an amended complaint. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

    In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON ET AL., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of develop-mentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

                 CERTAIN LITIGATION RELATING TO ENERGY MATTERS

  ACTIONS SEEKING COMPENSATION FOR BLOCK FORWARD CONTRACTS COMMANDEERED BY THE
                                    GOVERNOR

    The California Power Exchange ("Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board (the "Board") seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from PG&E in February 2001. The claim asserts the value of the PG&E contracts to be approximately $380.2 million. The State disputes the amount of this claim. In addition, PG&E has filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. Both PG&E and the Power Exchange have filed for protection under Section 11 of the federal Bankruptcy Code. SCE has agreed to withdraw its claim against the State upon finalization of the SCE and PUC settlement. Consequently, SCE's claim has been severed from, and will no longer be considered along with the other claims in, the consolidated proceedings.

    As of August 17, 2001, the Board had received approximately 30 additional claims from power producers and generators each of which is claiming an interest in the commandeered block forward contracts. The Power Exchange amended its original March 16, 2001 claim to include claims on behalf of all market participants for whose benefit the Power Exchange claimed the right to liquidate the commandeered block forward contracts referred to in its original claim. The administrative law judge selected by the Board to try the matter has found that the Power Exchange has identified and is representing all parties properly before the Board. The Board has scheduled argument on the value of the block forward contracts for February 27, 2002. However, the Power Exchange, PG&E and several power generators have objected to the Board proceedings, claiming that the Board no longer has jurisdiction over the parties because, inter alia, the State waived its administrative remedies by filing a declaratory relief action in superior court. They have stated their intent to challenge the jurisdiction of the Board in the coordinated case which includes the State's declaratory relief action and three inverse condemnation actions discussed below.

    In addition to the administrative action before the Board, the State was served with three inverse condemnation complaints arising from the Governor's commandeering of the block forward contracts. PACIFIC GAS AND ELECTRIC COMPANY
V. THE STATE OF CALIFORNIA was filed in San Francisco County Superior

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Court on July 16, 2001. CALIFORNIA POWER EXCHANGE CORPORATION V. STATE OF
CALIFORNIA and RELIANT ENERGY SERVICES, INC. V. THE STATE OF CALIFORNIA were filed in Los Angeles County Superior Court on July 20, 2001. Each plaintiff seeks unspecified amounts as just compensation and related damages for the alleged taking of their respective competing claims to the block forward contracts resulting from the Governor's commandeering. The State has filed demurrers to the complaints in each of the actions.

    The People of the State of California, acting by and through the DWR, have also filed a declaratory relief action in Sacramento Superior Court (PEOPLE OF THE STATE OF CALIFORNIA V. ACN ENERGY INC., ET AL. (No. 01A505497)) seeking declaration regarding the extent of the State's liability, if any, for damages or compensation arising from the Governor's commandeering of the block forward contracts and a declaration that any entity that has not filed a claim with the Board is barred from claiming damages in any other action. Defendant Duke Energy has filed a Notice of Removal to federal district court. The DWR has petitioned for removal to state court. The petition will be heard January 14, 2001.

    In September 2001, the State filed motions for relief from automatic stay in the Power Exchange and PG&E bankruptcies. On October 1, 2001, the Official Committee of Participant Creditors of the State, the Power Exchange, PG&E, and Reliant Energy Services, Inc. stipulated, among other things, to orders in the Power Exchange and PG&E bankruptcy actions granting relief from the automatic stay to the extent necessary to permit the prosecution and defense to final judgment of any actions or claims as to whether, how much, and to whom the State may be adjudged to pay, if anything, for the actions taken pursuant to the Executive Orders, including specifically the three inverse condemnation actions and the declaratory relief action. The parties to the stipulation also agreed to coordination of the State's declaratory relief action and the three inverse condemnation actions in a single coordinated case. On October 12, 2001, the coordination motion judge determined that coordination was appropriate and designated Sacramento County Superior Court for assignment to a coordination trail judge.

    THE IMPACT OF AN ADVERSE DECISION IN ONE OR MORE OF THE FOLLOWING CASES MAY AFFECT POWER COSTS IN THE STATE, INCLUDING THOSE BORNE BY THE DWR POWER SUPPLY PROGRAM.

      ACTIONS CONTESTING THE DWR'S REVENUE REQUIREMENT AND POWER CONTRACTS

    See the discussion above under "CPUC Action" relating to PACIFIC GAS AND ELECTRIC COMPANY V. THE CALIFORNIA DEPARTMENT OF WATER RESOURCES, ET AL. (Sacramento County Superior Court).

    The CPUC has filed with the Federal Energy Regulatory Commission ("FERC") protests as to the reasonableness of several of the long-term contracts pursuant to which the DWR has been purchasing power for sale to customers. The California Electricity Oversight Board ("CEOG") has also filed a protest as to the reasonableness of one of the DWR long-term contracts. The CEOB is a state board responsible for, among other things, representing the State before FERC. Should these contracts be determined by FERC to not be just and reasonable, it could result in a change to the rates or the terms and conditions of those contracts.

    In CARBONEAU V. STATE OF CALIFORNIA ET AL., filed on November 9, 2001 in Sacramento Superior Court, plaintiff alleges that he intends to bring suit as the representative of a class of persons who have suffered rate increases as a result of power contracts entered into between the State and certain power companies. The plaintiff makes factual allegations that include, among others, allegations that certain named defendants who participated in the contract process had conflicts of interest. The plaintiff pleads, among other things, that in negotiating these power contracts defendants engaged in unfair business practices and violated anti-trust laws and the Consumer Legal Remedies Act. Plaintiff seeks declaratory and injunctive relief as well as damages, with a main objective being to have all electricity contracts entered into by the DWR since January 2001 declared void as against public policy. Such declaration could delay the issuances of the DWR revenue bonds or the acquisition of other financing.

       ACTION REQUIRING THE DWR TO PAY FOR POWER ORDERED FOR PG&E AND SCE

    FERC has exclusive jurisdiction over the wholesale electric power market in the United States and the rates, terms, and conditions of service of the California Independent Systems Operator ("ISO"), the operator of the high-voltage system transmission system in California that supplies power to California utilities. FERC adopted a mitigation program for the California energy market in mid-2001 with the objective or ensuring just and reasonable wholesale electricity prices. One element of the program is

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that generators are required to offer to sell electricity to the ISO. Pursuant to the ISO's tariff, all of its utility customers must be creditworthy. PG&E and SCE do not meet the creditworthiness requirements, and the DWR has been serving as the creditworthy party backing purchases of the net short power supply for PG&E and SCE. The DWR has not been making payments to the ISO for a portion of those purchases because neither invoices nor adequate invoice backup information had been provided to the DWR. Resulting delays in payments to generators by the ISO have prompted FERC proceedings, and a FERC order issued on November 7, 2001 (FERC Docket Nos. ER01-3013 and ER01-889-002), stated that FERC's must-offer requirement assumes a must-pay requirement and directed the ISO to require payment of overdue amounts from the DWR within three months. On November 20, 2001, the ISO submitted to the DWR an invoice which the ISO represented as being for all amounts past due from the ISO, in the amount of $956 million. The DWR previously set aside approximately $1 billion (and may set aside additional funds) to pay for the net short power supply in dispute.

    ACTION CHALLENGING THE GOVERNOR'S AUTHORITY TO COMMANDEER BLOCK FORWARD
                                   CONTRACTS

    In DUKE ENERGY TRADING AND MARKETING V. DAVIS, ET AL. (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. On April 30, 2001, the U.S. District Court granted the Governor's motion to dismiss the plaintiff's complaint based on Eleventh Amendment immunity and denied the plaintiff's motions for partial summary judgment. On September 20, 2001, the Ninth Circuit Court of Appeals reversed the district court's judgment. The Court of Appeals found that the EX PARTE YOUNG exception to the Eleventh Amendment applied and that the Governor's interference with the block forward contracts' security provisions was preempted by the federal scheme established by FERC. Accordingly, the Court of Appeals remanded the case to the district court with instructions that judgment be entered in favor of Duke Energy and that an appropriately tailored injunction against the Governor's commandeering orders be entered. On October 11, 2002, the Governor filed a petition for rehearing en banc. The monetary impact of a final adverse decision is unknown. Both the ISO and the DWR moved to dismiss arguing that the Eleventh Amendment barred the action. Duke Energy's claims were premature and Duke Energy had failed to exhaust its administrative remedies in FERC Docket No ER 01-889. On October 15, 2001, the motions to dismiss were denied. A final decision unfavorable to the DWR could increase energy costs going forward.

               PG&E BANKRUPTCY AND RELATED ADVERSARY PROCEEDINGS

    On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California in San Francisco (IN RE PACIFIC GAS AND ELECTRIC, U.S. Bankruptcy Court, N.D. Cal.). The State has filed numerous claims as a creditor of PG&E, including but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental claims.

    The DWR has filed administrative claims for post-petition purchases of electricity on PG&E's behalf, arising from the sale of electric energy or services for the customers of PG&E for the period April 7, 2001, through June 30, 2001, in an estimated amount of approximately $179 million. Claims for amounts due for July and beyond, if any, may be filed. The DWR has also filed claims for pre-petition power-related matters in the estimated amount of approximately $225 million.

    On September 20, 2001, PG&E filed its plan of reorganization. The plan seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies. The plan states that PG&E will seek to establish conditions to PG&E's resumption of its responsibility for the power currently being provided its customers by the DWR, and a ruling to prohibit it from accepting an assignment of any of the DWR's long-term power purchase contracts. The hearing on the disclosure statement of the plan is tentatively set for December 19, 2001.

    On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court seeking declaratory and injunctive relief against the CPUC and its current commissioners in their capacities as such to prevent the CPUC from implementing or enforcing any order that requires PG&E to make certain

                                      C-17
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transfers between certain regulatory accounts which track PG&E revenues and costs. PG&E asserts that such an order would have the effect of extending the rate freeze presently in effect, and delaying the time when PG&E can seek rates sufficient to recover its costs of obtaining power. On June 1, 2001, the bankruptcy judge denied PG&E's motion for preliminary injunction ruling that
(1) sovereign immunity applies to the CPUC, but not to its commissioners and
(2) the automatic stay does not apply to the challenged actions of the CPUC commissioners because those actions constitute an exercise of the CPUC's police and regulatory power. Cross-appeals have been taken to the U.S. District Court, in PACIFIC GAS AND ELECTRIC COMPANY (PG&E V CPUC) U.S. Bankruptcy Court, Northern District of California, San Francisco Division, No. 0130923(DM). The parties have filed a stipulated briefing schedule with the court, which provides for briefs to be filed during the remaining months of 2001.

    On September 26, 2001, PG&E sought an order from the bankruptcy court authorizing PG&E to decline to comply with a CPUC order to enter into and implement the "Servicing Agreement" with the DWR which provides that PG&E will supply distribution and billing services to allow the DWR to deliver its power to retail end users and receive payment therefore. PG&E contends that CPUC order is tantamount to a diversion of the assets of the bankrupt estate which would be detrimental to the estate and its reorganization efforts. A hearing on the matter is set January 3, 2002.

                       OTHER ENERGY-RELATED BANKRUPTCIES

    SCE has previously indicated that it might seek bankruptcy law protection. On October 2, 2001, SCE and the CPUC announced the proposed settlement of certain pending legislation which is intended to allow SCE to recover from ratepayers a substantial portion of its accumulated debts. A consumer group has appealed that decision. The group's motions for stay of judgment pending appeal have been denied by both the district court (upon remand) and the appellate court. Oral argument in the appeal is currently scheduled for March 2002.

    The Power Exchange filed for protection under Chapter 11 of the Bankruptcy Code on March 9, 2001 (U.S. Bankruptcy Court, Central District of California, No. LA01-16577-ES). The Power Exchange formerly served as an independent, non-profit entity responsible for administering the State's wholesale electricity market during the period when the Utilities were required to sell all output of their retained power supply resources to the Power Exchange and make all purchases of electric energy needed to serve their retail end use customers from the Power Exchange. After a December 2000 FERC order permitting the Utilities to purchase and sell other than through the Power Exchange, operations of the Power Exchange slowed dramatically. The Power Exchange suspended trading in its power markets on January 31, 2001. On November 14, 2001, participating creditors filed a disclosure statement and a plan of reorganization for the Power Exchange.

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